                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      /X/        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule Section240.14a-12

                 HOMESEEKERS.COM, INCORPORATED
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or
           schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             [HOMESEEKERS.COM LOGO]

                         HOMESEEKERS.COM, INCORPORATED
                       6490 S. MCCARRAN BLVD., SUITE D-28
                               RENO, NEVADA 89509

                                                                   July   , 2001

Dear Stockholder:

    We cordially invite you to attend a Special Meeting of Stockholders to be held on Thursday, August 30, 2001 at 10:00 a.m., Pacific Time, at our operations center located at 2800 Saturn Street, Suite 200, Brea, California 92821.

    The following pages include a formal notice of the meeting and the proxy statement.

    PLEASE NOTE THAT THE ONLY ITEM ON THE AGENDA FOR THIS MEETING WILL BE VOTING ON AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES. OTHER THAN MATTERS DIRECTLY RELATING TO THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED COMMON SHARES, MANAGEMENT WILL BE MAKING NO PRESENTATIONS AT THE SPECIAL MEETING, AND NOT ALL MEMBERS OF SENIOR MANAGEMENT WILL BE PRESENT.

    THE BOARD OF DIRECTORS HAS APPROVED THIS AMENDMENT, SUBJECT TO STOCKHOLDER APPROVAL, AND ENCOURAGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL.

    It is important that your shares be represented at the meeting. We encourage you to attend in person. If that is not possible, please sign and return the enclosed proxy card as soon as possible. Otherwise, your vote cannot be counted.

                                                      Sincerely,

                                                      /s/ John Giaimo

                                                      John Giaimo,
                                                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                         HOMESEEKERS.COM, INCORPORATED
                       6490 S. MCCARRAN BLVD., SUITE D-28
                               RENO, NEVADA 89509

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 30, 2001

To the Stockholders of HomeSeekers.com, Incorporated (the "Company"):

    NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of the Company (the "Special Meeting") will be held at our operations center located at 2800 Saturn Street, Suite 200, Brea, California 92821, on Thursday, August 30, 2001 at 10:00 a.m., Pacific Time, for the following purposes:

    1. To approve the amendment to the Company's Restated Articles of Incorporation (the "Articles of Incorporation") to increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company, from 50,000,000 to 200,000,000 (the "Proposal");

    2. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

    Only holders of record of Common Stock at the close of business on July 18, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.

VOTING OF PROXIES

    The proxy accompanying this proxy statement is being solicited on behalf of the Board of Directors of the Company for use at the Special Meeting. Stockholders are requested to complete, sign and date the enclosed proxy card and promptly return it in the accompanying envelope or otherwise mail it to the Company. If no instructions are indicated, properly executed proxies will be voted "FOR" the Proposal and in the discretion of the proxy holder on any other matter that may come before the Special Meeting or any adjournment or postponement thereof.

VOTE REQUIRED

    To be approved, the Proposal must receive the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date.

    If you later find that you can be present or for any other reason desire to revoke your proxy, you can do so at any time before the voting.

                                                      By Order of the Board of Directors,

                                                      /s/ Dennis Gauger

                                                      Dennis Gauger
                                                      SECRETARY

Reno, Nevada
July   , 2001

                         HOMESEEKERS.COM, INCORPORATED
                                PROXY STATEMENT
                    FOR THE SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 30, 2001

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HomeSeekers.com, Incorporated (the "Company") from the holders of shares of common stock, $.001 par value (the "Common Stock"), of the Company in connection with the Special Meeting of Stockholders (the "Special Meeting" or the "Meeting") and any postponement or adjournment thereof. The notice of the Special Meeting, this proxy statement and the accompanying proxy card are first being mailed to stockholders on or about
July   , 2001, for the purposes set forth in the notice of the Special Meeting.

                                    GENERAL

    Only holders of record of Common Stock at the close of business on July 18, 2001 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. At the close of business on the Record Date, there were 47,598,049 shares of Common Stock outstanding, each of which is entitled to one vote on each matter to be acted upon at the Special Meeting. A majority of these shares will constitute a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes, which are discussed below, will be counted for purposes of determining the presence of a quorum at the Special Meeting.

    If the accompanying proxy card is properly signed and returned to the Company and is not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote for the approval of the only item on the agenda for the Special Meeting, the proposal to amend the Company's Restated Articles of Incorporation (the "Articles of Incorporation") to increase the number of authorized shares of Common Stock from 50,000,000 to 200,000,000 (the "Proposal").

    The persons designated as proxy holders in the proxy card will vote the shares represented thereby. Proxy cards that are properly signed and returned in a timely manner with no other marking will be voted in favor of the Proposal in accordance with the recommendation of the Board of Directors of the Company (the "Board of Directors" or the "Board"). With regard to all other matters, the proxy holder will vote the shares represented thereby as recommended by the Board or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is voted by filing with the Secretary of the Company a revoking instruction or a duly executed proxy bearing a later date. The powers of the proxy holders will also be suspended if the person executing the proxy attends the Special Meeting and requests to vote in person. Attendance at the Special Meeting will not, in itself, constitute revocation of a previously granted proxy.

    The Company will bear the cost of soliciting proxies in the enclosed form. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the Record Date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice.

    Votes cast in person or by proxy at the Special Meeting will be tabulated by an authorized agent of the Company, who will determine whether or not a quorum is present. Votes may be cast for, against or as abstentions. Broker/dealers who hold their customers' shares in street name may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which typically include the election of directors, but broker/dealers may not vote such shares on certain other matters, which typically include transactions related to mergers, without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers that have not been voted on certain matters as described above in the previous sentence are referred to as broker non-votes. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum at the Special Meeting and will have the same effect as a vote against the Proposal.

                                    PROPOSAL

         AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                         FROM 50,000,000 TO 200,000,000

INTRODUCTION

    The Articles of Incorporation currently authorize the issuance of 50,000,000 shares of Common Stock, 5,000,000 shares of Class A preferred stock, par value $.001 per share, 200,000 shares of Class B preferred stock, par value $10.00 per share, and 4,800,000 shares of undesignated preferred stock, par value $.001 per share. In July 2001, the Board of Directors adopted a resolution proposing that the Articles of Incorporation be amended to increase the authorized number of shares of Common Stock to 200,000,000, subject to stockholder approval of the amendment. The form of the proposed amendment is attached as Appendix A to this proxy statement.

CURRENT USE OF SHARES

    As of June 30, 2001, the Company had 47,598,049 shares of Common Stock outstanding, approximately 6,800,000 outstanding options issued pursuant to the Company's Amended and Restated 1996 Stock Option Plan, as amended (the "1996 Plan"), and approximately 8,100,000 shares covered by outstanding warrants. The Company will require an increase in the number of authorized shares of Common Stock for future exercises of options and warrants to purchase Common Stock.

    The Company has experienced negative cash flows from operations since its inception. In addition, at June 30, 2001, the Company had significant past due accounts payable, accrued liabilities and short-term debt. Until the Company is able to generate positive cash flows from operations, the Company will require significant additional funding in the near future to pay its current obligations and fund operations. We anticipate that additional funds will be raised through the issuance of equity or convertible securities, requiring an increase in the number of authorized shares of Common Stock.

PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION

    The Board of Directors has adopted resolutions setting forth (1) the proposed amendment to the first sentence of Article IV, Section 1 of the Articles of Incorporation; (2) the advisability of the amendment; and (3) a call for submission of the amendment for approval by the Company's stockholders at the Special Meeting.

    The following is the text of the first sentence of Article IV, Section 1 of the Articles of Incorporation, as proposed to be amended:

    Section 1. Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Ten
    Million (210,000,000) shares, consisting of Two Hundred
    Million (200,000,000) shares of Common Stock, par value One-Tenth of One Cent ($.001) per share (the "Common Stock"), Five Million (5,000,000) shares of Class A preferred stock, par value One-Tenth of One
    Cent ($.001) per share (the "Class A Preferred Stock"), Two Hundred Thousand (200,000) shares of Class B preferred stock, par value Ten Dollars ($10.00) per share (the "Class B Preferred Stock") and Four Million Eight Hundred

    Thousand (4,800,000) shares of undesignated preferred stock, par value One-Tenth of One Cent ($.001) per share, subject to designation simultaneously herewith or subsequent to the execution of this Certificate of Amendment and subject to the provisions of Section 4 of this Article IV. The voting powers, designations, preferences, limitations, restrictions and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof of the preferred stock shall hereinafter be prescribed by resolution of the Board of Directors pursuant to Section 4 of this
    Article IV.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

    The Board of Directors believes that the availability of additional authorized but unissued shares will provide the Company with the flexibility to issue Common Stock for a variety of corporate purposes, such as to (1) make acquisitions through the use of stock, (2) raise equity capital, (3) adopt additional employee benefit plans or (4) reserve additional shares for issuance under such plans and under plans of acquired companies.

    The Board of Directors believes that the proposed increase in authorized Common Stock will make sufficient shares available for use pursuant to the purposes described herein. Other than as permitted or required under the 1996 Plan and under outstanding options, warrants and other securities convertible into Common Stock and with respect to the transactions described under the caption "Proposed Transactions" below, the Board of Directors has no immediate plans, understanding, agreements or commitments to issue additional Common Stock for any purposes. No additional action or authorization by the Company's stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which the Common Stock is then listed or quoted. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

    Under the Articles of Incorporation, the Company's stockholders do not have preemptive rights with respect to Common Stock. Thus, should the Board of Directors elect to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders.

    The proposed amendment to the Articles of Incorporation to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The amendment to the Articles of Incorporation therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment to the Articles of Incorporation may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company, other than the Homemark Transaction discussed below under the caption "Proposed Transactions," and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

    If the proposed amendment to the Articles of Incorporation is adopted, it will become effective upon filing of a Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State. However, if the Company's stockholders approve the proposed amendment to the Articles of Incorporation, the Board of Directors retains discretion under Nevada law not to implement the proposed amendment. If the Board of Directors exercised such discretion, the number of authorized shares would remain at current levels.

VOTE REQUIRED

    The affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is required to approve the Proposal. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL, PURSUANT TO WHICH THE ARTICLES OF INCORPORATION WOULD BE AMENDED TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 200,000,000.

                             PROPOSED TRANSACTIONS

    If the Proposal is approved, the Company will proceed with the following transactions and will issue, or agree to issue under certain circumstances, a significant number of the additional shares of Common Stock that the Company would be authorized to issue.

THE REALTY ALLIANCE TRANSACTION

    The following summary of the principal terms of the Technology Services Agreement, dated as of April 20, 2001 (the "Technology Services Agreement"), by and between the Company and The Realty Alliance and the transactions contemplated thereby is qualified in its entirety by reference to the Technology Services Agreement, a copy of which is attached as Appendix B-1 to this proxy statement. Stockholders are encouraged to review the attached Technology Services Agreement.

    The Realty Alliance is the largest alliance of large independent residential real estate companies in the United States. Comprised of 47 member firms that collectively have in excess of 64,000 real estate agents, The Realty Alliance represents a significant potential source of revenues for the Company. The Realty Alliance and the Company will jointly market and distribute products and services to members of The Realty Alliance and their agents. Certain revenues from the sale of the Company's products and services are subject to revenue sharing with shareholders of The Realty Alliance. The shareholders of The Realty Alliance approved the Technology Services Agreement on April 29, 2001.

    TECHNOLOGY SERVICES AGREEMENT. The Company and The Realty Alliance agreed, subject to certain terms and conditions set forth in the Technology Services Agreement, to the following principal terms relating to technology services to be provided by the Company and the issuance of the Company's securities:

    TECHNOLOGY SERVICES. The following provisions relating to technology services would become effective for a period of five years:

    - PREFERRED TECHNOLOGY VENDOR. The Company will serve as a preferred, but not exclusive, technology vendor for real estate agent productivity products for The Realty Alliance. The Company will also serve as The Realty Alliance's vendor to design, establish and maintain a Web site for The Realty Alliance and its shareholders.

    - TECHNOLOGY CLEARINGHOUSE. The Company will be provided the opportunity to negotiate distribution rights regarding technology developed by stockholders of The Realty Alliance. Any such distribution of stockholder technology will be on terms negotiated by the stockholder and the Company.

    - THE REALTY ALLIANCE STOCKHOLDER WEB SITES. The Company will be provided the opportunity to present proposals for the design, establishment and hosting of Web sites for stockholders of The Realty Alliance upon terms to be mutually agreed-upon.

    ISSUANCE OF COMPANY'S SECURITIES. The following provisions relating to the issuance of the Company's securities would become effective:

    - COMMON STOCK. Within 15 days after the Company's stockholders have approved the Proposal, the Company will issue and deliver to The Realty Alliance 1,000,000 shares of its Common Stock. The ability to issue the Common Stock is conditioned upon the availability of authorized shares of Common Stock.

    - WARRANTS. Within 15 days after the Company's stockholders have approved the Proposal, the Company will issue and deliver to The Realty Alliance warrants to purchase up to 15,000,000 additional shares of Common Stock in substantially the form set forth in Appendix B-2 to this proxy statement. These warrants will be issued on the basis of one warrant for every $10.00 of the Company's products and services purchased by a member of The Realty Alliance. The warrants will be exercisable at a price of $0.50 per share and expire 5 years from the date the Proposal, is approved by the stockholders of the Company. The ability to exercise the warrants is conditioned upon the availability of authorized shares of Common Stock.

    - REGISTRATION RIGHTS AGREEMENT. Within 15 days after the Company's stockholders have approved the Proposal, the Company and The Realty Alliance will execute and deliver a registration rights agreement in substantially the form set forth in Appendix B-3 to this proxy statement.

    BOARD OF DIRECTORS REPRESENTATION. If the Company's stockholders approve the Proposal, the Company would increase the size of the Board of Directors by two members and The Realty Alliance would designate two individuals to serve in the newly-created positions on the Board.

THE HOMEMARK TRANSACTION

    The following summary of the principal terms of the Securities Purchase Agreement, dated as of June 6, 2001 (the "Securities Purchase Agreement"), by and between the Company and E-Home.com, Inc. d/b/a Homemark ("Homemark") and the transactions contemplated thereby is qualified in its entirety by reference to the Securities Purchase Agreement, a copy of which is attached as Appendix C-1 to this proxy statement. Stockholders are encouraged to review the attached Securities Purchase Agreement.

    The Company and Homemark agreed, subject to certain terms and conditions set forth in the Securities Purchase Agreement, to the following principal terms relating to the sale of the Company's securities.

    PURCHASE OF PREFERRED STOCK. The Company will issue and sell to Homemark in nine separate transactions an aggregate of 5,000,000 shares of Series A Preferred Stock, par value $.001 per share (the "Convertible Preferred Stock"), at a cash purchase price of $4.00 per share for an aggregate purchase price of $20,000,000. In addition to the cash purchase price, Homemark will assign to the Company $80,000,000 of prepaid advertising owned by Homemark in a national print publication, or an additional $16.00 per share.

    Each share of the Convertible Preferred Stock is convertible into 20 shares of unregistered Common Stock after a period of 24 months, or an aggregate of 100,000,000 shares. Upon conversion, this would represent ownership of approximately 62% of the outstanding shares of Common Stock on a fully diluted basis, which calculation includes all outstanding options and warrants. Each share of the Convertible Preferred Stock will be entitled to immediate voting rights of 20 shares of Common Stock, representing a current voting interest of approximately 68% based on the number of Common Shares issued and outstanding as of the Record Date. The ability to convert the Convertible Preferred Shares into shares of Common Stock is conditioned upon the availability of authorized shares of Common Stock.

    The Convertible Preferred Stock will pay a cumulative annual dividend of 15% in cash or Convertible Common Stock based on the $4.00 per share cash purchase price, as declared by the Board of Directors. The Company may redeem the Preferred Stock at any time prior to conversion at a cash price of $4.00 per share.

    CLOSING DATES. The initial closing date of the purchase and sale of 500,000 shares of Preferred Stock was scheduled for July 11, 2001, which date and subsequent closing dates are subject to change at the mutual agreement of the Company and Homemark. The following is a schedule of the initial closing and subsequent closing dates as called for in the Securities Purchase Agreement and the cash proceeds at $4.00 per share to be received:

July 11, 2001                    500,000 shares    $ 2,000,000
August 27, 2001                  750,000             3,000,000
September 28, 2001               1,000,000           4,000,000
October 29, 2001                 1,000,000           4,000,000
November 28, 2001                350,000             1,400,000
December 28, 2001                350,000             1,400.000
January 29, 2002                 350,000             1,400,000
February 28, 2002                350,000             1,400,000
March 28, 2002                   350,000             1,400,000
                                 ----------------  -----------
    Total                        5,000,000 shares  $20,000,000
                                 ================  ===========

    The initial closing date has been extended and is currently being negotiated, along with potential changes to subsequent closing dates.

    NON-CONTINGENT BRIDGE LOAN. Concurrent with the Securities Purchase Agreement, the Company and Homemark entered into a Loan Agreement, which is attached as Appendix C-2 to this proxy statement, providing for a non-contingent loan of up to $1,000,000 to be funded in two advances of $500,000 each on June 6, 2001 and June 19, 2001, which are due and payable, together with all accrued interest on September 30, 2001 and December 31, 2001, respectively. Borrowings under this loan will bear interest at 8% per annum and will be collateralized by a security interest in the following

Company assets: (1) all personal property wherever located; (2) all documents, as defined; (3) all insurance policies; (4) all additions, accessions, accessories, enlargements, substitutions and replacements to and of each and every of the foregoing; and all proceeds, as defined, and products of any and/or all of the foregoing.

    CONTINGENT LOAN. Contemporaneously with and contingent upon closing of the initial purchase of the Preferred Shares, Homemark agrees to enter into a second loan agreement providing for a loan of up to $1,000,000 to be advanced to the Company shortly after the Special Meeting. The maturity date of this loan will be December 31, 2001, with other terms of the loan to be determined.

    BOARD OF DIRECTORS. Concurrent with the signing of the Securities Purchase Agreement on June 6, 2001, the Board of Directors increased the number of directors from five to nine and appointed four new members to the newly-created directorships who had been recommended by Homemark. The four new members of the Board are: Joseph Harker, Chief Executive Officer of Homemark; Ted C.
Jones Ph.D., Chief Economist and Head of Investor Relations of Stewart Information Services, the parent company of Stewart Title Guaranty; James Sherry, industry consultant and former CEO of Interealty; and Thomas Chaffee, CEO of Chaffee Interactive, a technology consulting firm. As more fully described below under the caption "Separation and Settlement Agreements," Greg Johnson and Douglas Swanson, former directors and executive officers of the Company, resigned and left the Company. In addition, current directors David Holmes and Bradley Rotter will not stand for election at the 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting"), as contemplated by the Securities Purchase Agreement.

SEPARATION AND SETTLEMENT AGREEMENTS

    In July 2001 and in connection with the Homemark Transaction, the Company entered into separation and settlement agreements with Greg Johnson, the Company's former Chairman of the Board of Directors and Douglas Swanson, the Company's former Executive Vice President and member of the Board of Directors. These individual agreements provide for the termination of Mr. Johnson's and Mr. Swanson's employment with the Company effective as of July 10, 2001.

    JOHNSON SEPARATION AGREEMENT. Pursuant to the agreement with Mr. Johnson, the Company agreed to the following:

    - pay Mr. Johnson all final salary, unpaid personal time off and other sums due of a total of $14,489;

    - pay Mr. Johnson a payment of $30,511 as partial payment on the settlement of all claims and matters in dispute between Mr. Johnson and the Company;

    - within 75 days of July 10, 2001, the Company will cancel 1,370,338 employee stock options with an exercise price of $0.13 per share held by Mr. Johnson and will simultaneously issue and deliver to Mr. Johnson 1,370,338 three-year warrants to purchase shares of Common Stock at a strike price of $0.13 per share; and

    - to pay Mr. Johnson $725,489 in Common Stock in settlement of all claims and matters in dispute between Mr. Johnson and the Company, which will be satisfied as follows:

       - on or before July 20, 2001 the Company will deliver to Mr. Johnson 200,000 shares of Common Stock valued at $120,000.00; and

       - the remainder will be satisfied by delivering to Mr. Johnson shares of Common Stock over 36 months with a value each month of $16,819, commencing on August 15, 2001 and continuing on the 15th day of each succeeding month until July 15, 2004.

    The number of shares to be delivered by the Company to Mr. Johnson will be determined by dividing the monthly payment amount of $16,819 by the average closing price of one share of Common Stock for the ten trading days immediately preceding the 15th day of each calendar month.

    Other than the 200,000 shares of Common Stock to be delivered to Mr. Johnson on or before July 20, 2001, the shares delivered to Mr. Johnson pursuant to the settlement are subject to a contractual lock-up until October 15, 2002.

    SWANSON SEPARATION AGREEMENT. Pursuant to the separation agreement with Mr. Swanson, the Company agreed to the following:

    - pay Mr. Swanson all final salary, unpaid personal time off and other sums due of a total of $16,422;

    - pay Mr. Swanson a payment of $28,578 as partial payment on the settlement of all claims and matters in dispute between Mr. Swanson and the Company;

    - within 75 days of July 10, 2001, the Company will cancel 1,708,658 employee stock options with an exercise price of $0.13 per share held by Mr. Swanson and will simultaneously issue and deliver to Mr. Swanson 1,708,658 three-year warrants to purchase shares of Common Stock at a strike price of $0.13 per share;

    - the Company (the "Indemnitor") shall indemnify and hold harmless
      Mr. Swanson, its officers, directors, shareholders, employees, controlling persons (Mr. Swanson and each other person or entity the "Indemnitee") from and against any and all losses, claims, damages, and liabilities, including all expenses reasonably incurred by any Indemnitee in connection with the preparation for or defense of any claim, action or proceeding to which an Indemnitee may become subject under any applicable federal or state law or otherwise caused by or arising out of any claim for relating to Mr. Swanson's provision of services to the Company, excluding however, claims for gross negligence or fraud, or intentional conduct; and

    - pay Mr. Swanson $731,845 in Common Stock in settlement of all claims and matters in dispute between Mr. Swanson and the Company, which will be satisfied as follows:

       - on or before July 20, 2001 the Company will deliver to Mr. Swanson 200,000 shares of Common Stock valued at $120,000.00; and

       - the remainder will be satisfied by delivering to Mr. Swanson shares of Common Stock over 36 months with a value each month of $16,996, commencing on August 15, 2001 and continuing on the 15th day of each succeeding month until July 15, 2004.

    The number of shares to be delivered by the Company to Mr. Swanson will be determined by dividing the monthly payment amount of $16,996 by the average closing price of one share of Common Stock for the ten trading days immediately preceding the 15th day of each calendar month.

    Other than the 200,000 shares of Common Stock to be delivered to Mr. Swanson on or before July 20, 2001, the shares delivered to Mr. Swanson pursuant to the settlement payments are subject to a contractual lock-up until October 15, 2002.

    Each of the separation and settlement agreements with Mr. Johnson and Mr. Swanson contains mutual releases of certain claims, liabilities or causes of action that one party may have against the other party.

                   COMPOSITION OF CURRENT BOARD OF DIRECTORS

    The Articles of Incorporation and the Company's Amended and Restated Bylaws (the "Bylaws") provide that the Board of Directors is to be divided into two classes of directors, each of which holds office for a term of two years. The Board of Directors currently consists of seven members and, pursuant to the Articles of Incorporation, the Board of Directors is divided into two classes as discussed below. The following sets forth information concerning the age, classification, and terms of service of each of the members of the Board of
Directors:

NAME                                                          AGE      DIRECTOR SINCE
----                                                        --------   --------------
Class I Directors:
John Giaimo...............................................     47           1996
Joseph B. Harker..........................................     39           2001
James Sherry..............................................     59           2001

Class II Directors:
Thomas Chaffee............................................     37           2001
David Holmes..............................................     45           1999
Ted C. Jones..............................................     47           2001
Bradley N. Rotter.........................................     45           1999

    Because the Company has not held an annual meeting of stockholders since May 2000, both classes of directors will stand for election at the 2001 Annual Meeting of Stockholders (the "2001 Annual Meeting"), which will be held on November 27, 2001. If elected, the Class I directors will serve a term that expires at the 2002 Annual Meeting of Stockholders and the Class II directors will serve a term that expires at the 2003 Annual Meeting of Stockholders. In addition, David Holmes and Bradley N. Rotter will not stand for re-election at the 2001 Annual Meeting as contemplated by the Securities Purchase Agreement with Homemark.

DIRECTOR BIOGRAPHIES

    THOMAS CHAFFEE was appointed to the Board of Directors in June 2001.
Mr. Chaffee is the founder and Chief Executive Officer of The Chaffee Group, a fully-integrated Internet professional services company. Since 1988, he and his company have served as advisers and consultants to large and middle market organizations seeking to maximize resources by creating quantifiable results in the Internet space. He also is a highly requested speaker and industry expert on e-commerce, and has recently focused on the fragmented real estate industry and its need for change.

    JOHN GIAIMO currently serves as President and Chief Executive Officer of the Company and as a director of the Company. Mr. Giaimo has served as Chief Executive Officer since December 2000. He has served as President and a director of the Company since August 1996. From August 1996 until December 2000, he had also served as Chief Operating Officer of the Company. He was the President and Chief Executive Officer of Visual Listings, Inc., an Internet real estate content provider, from July 1990 until its acquisition by the Company in May 1996.

    JOSEPH B. HARKER was appointed to the Board of Directors in June 2001 and is currently acting Chairman of the Board. Mr. Harker is the Chairman of the Board and Chief Executive Officer of E-Home.com, Inc. d/b/a Homemark, a holding company with an emphasis on building strategic relationships among and consolidating certain elements of the real estate industry. Prior to founding Homemark in October 1999, Mr. Harker was a partner in the firm Harker Five Star Team, one of the leading real estate companies in the country. Mr. Harker has been successful in teaching, leading and training all facets of the real estate industry.

    DAVID HOLMES has served as a director of the Company since March 1999.
Mr. Holmes currently serves as President and Chief Executive Officer of Adagio Trust, a manager of taxable individual and trust assets. He served as Vice President and Portfolio Manager of Whittier Trust Company of Nevada Inc. from 1995 until October 1999. From 1990 until 1994, Mr. Holmes managed assets for high net worth individuals for Morgan Stanley & Co. Incorporated, a diversified financial services company.

    TED C. JONES, PH.D. was appointed to the Board of Directors in June 2001. Mr. Jones is the Director of Investor Relations for Stewart Information Services Corporation (NYSE-STC) and also Senior Vice President-Chief Economist for Stewart Title Guaranty Company. Prior to joining Stewart, he served from 1992 to March 1997 as chief economist at Texas A&M University's Real Estate Center, the nation's largest publicly funded real estate research group. An internationally, recognized real estate expert, Mr. Jones has competed appraisals and property analysis in numerous countries, including New Zealand, the United Kingdom and the United States.

    BRADLEY N. ROTTER has served as a director of HomeSeekers.com since March 1999. Since 1992, Mr. Rotter has served as Chairman of the board of directors of Point West Capital Corporation ("Point West"), a specialty financial services company. Mr. Rotter is also the managing member of The Echelon Group of Companies, LLC, which provides investment and financial services. He was the principal shareholder of The Echelon Group Inc., a financial services company that was merged into Point West in 1995, and served as Chairman of the board of directors of that company from 1988 until the merger with Point West.

    JAMES SHERRY was appointed to the Board of Directors in June 2001. For the past two and one-half years, Mr. Jones has lead Innovative Solutions, Inc., a consulting firm providing the real estate industry expert assistance in navigating the changing business environment. For three years prior to joining Innovative Solutions, Inc., he was President and Chief Executive Officer of Interealty, the nation's largest MLS services vendor. He has been active in the real estate industry and an industry consultant for over twenty years.

    COMMITTEES. The Board of Directors has standing Audit and Compensation Committees. The Company does not have a Nomination Committee.

    AUDIT COMMITTEE. The Audit Committee of the Board of Directors (the "Audit Committee") is currently comprised of Messrs. Chaffee, Holmes and Jones. The functions of the Audit Committee are to recommend annually to the Board of Directors the appointment of the independent public auditors of the Company, discuss and review the scope and the fees of the prospective annual audit, review the results thereof with the Company's independent public auditors, review compliance with existing major accounting and financial policies of the Company, review the adequacy of the financial organization of the Company, review management's procedures and policies relative to the adequacy of the Company's internal accounting controls and compliance with federal and state laws relating to accounting practices, and review and approve (with the concurrence of a majority of the independent directors of the Company) transactions, if any, with affiliated parties.

    COMPENSATION COMMITTEE. The Compensation Committee of the Board of Directors (the "Compensation Committee") is currently comprised of Messrs. Rotter, Holmes and Harker. The functions of the Compensation Committee are to review and approve annual salaries and bonuses for all of the Company's executive officers and other key management employees, review, approve and recommend to the Board of Directors the terms and conditions of all employee benefit plans or changes thereto and administer the Company's stock option and incentive equity plans.

         INFORMATION REGARDING SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 30, 2001 by: (1) each person who the Company knows beneficially owns more than five percent of its Common Stock;
(2) each of the Company's directors and executive officers individually; and
(3) all of the Company's directors and executive officers as a group. Unless otherwise indicated, to the Company's knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent applicable law gives spouses shared authority. Each person listed below disclaims beneficial ownership of his or its shares, except to the extent of any pecuniary interest therein. Shares of Common Stock that an individual or group has the right to acquire within 60 days of June 30, 2001 pursuant to the exercise of outstanding options or other rights to acquire shares of Common Stock, including warrants, are deemed to be outstanding for the purpose of computing the percentage of ownership of such person or group, but are not deemed outstanding for the purpose of calculating the percentage owned by any other person listed. Unless otherwise indicated, the address of each beneficial owner of more than five percent of the Common Stock is
6490 S. McCarran Blvd., Suite D-28, Reno, Nevada 89509.

                                                               NUMBER OF SHARES    PERCENTAGE OF CLASS
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED           (%)
------------------------------------                          ------------------   -------------------
PRINCIPAL STOCKHOLDERS:
None
DIRECTORS AND EXECUTIVE OFFICERS:
Thomas Chaffee..............................................               --              --
Dennis P. Gauger (1)........................................          150,375               *
John Giaimo (2).............................................        1,051,364               2.2
Joseph B. Harker............................................               --              --
David Holmes (3)............................................          266,667               *
Ted C. Jones................................................               --               *
Bradley N. Rotter (4).......................................        2,175,000               4.4
James Sherry................................................               --              --
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP
  (8 PERSONS) (5)...........................................        3,643,406               7.2

------------------------

*   Less than 1%.

(1) Represents options to purchase 100,375 shares of Common Stock and warrants to purchase 50,000 shares of Common Stock. Mr. Gauger is the Chief Financial Officer of the Company.

(2) Includes options to purchase 953,542 shares of Common Stock, which include options to purchase 5,455 shares of Common Stock held by Melinda Giaimo, Mr. Giaimo's spouse and an employee of the Company, and 4,970 shares held by Mr. Giaimo's children.

(3) Represents warrants to purchase 266,667 shares of Common Stock.

(4) Includes warrants to purchase 1,841,667 shares of Common Stock.

(5) Includes options to purchase 1,053,917 shares of Common Stock and warrants to purchase 2,158,334 shares of Common Stock.

               STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING

    DEADLINE FOR INCLUSION IN THE PROXY. Any stockholder proposal to be considered by the Company for inclusion in the proxy statement and form of proxy for the 2001 Annual Meeting must be received by the Secretary of the Company at the Company's corporate headquarters, 6490 S. McCarran Boulevard, Suite D-28, Reno, Nevada 89509, no later than July , 2001, the tenth calendar day following the day on which public disclosure of the 2001 Annual Meeting was made. This date has been determined in accordance with the Bylaws, and the Company believes that such date represents a reasonable time before the Company begins to print and mail its proxy materials for the 2001 Annual Meeting.

    DEADLINE FOR CONSIDERATION. Stockholder proposals not intended to be included in the proxy statement and form of proxy for the 2001 Annual Meeting, as well as proposed stockholder nominations for the election of directors at the 2001 Annual Meeting must each comply with advance notice procedures set forth in the Bylaws to be properly brought before the 2001 Annual Meeting. Written notice of a stockholder proposal or a director nomination must be delivered to the Secretary of the Company no later than July , 2001, the tenth calendar day following the day on which public disclosure of the 2001 Annual Meeting was made. This date has been determined in accordance with the Bylaws, and the Company believes that such date represents a reasonable time before the Company begins to print and mail its proxy materials for the 2001 Annual Meeting. If the
Company does not receive such notice by July    , 2001, the notice will be
considered untimely. The Company's proxy for the 2001 Annual Meeting will grant discretionary authority to the persons named therein to exercise their voting discretion with respect to any such matter of which the Company does not receive
notice by July   , 2001.

    In addition to timing requirements, the advance notice provisions of the Bylaws contain informational content requirements that also must be met. A copy of the Bylaws may be obtained by writing to the Secretary of the Company at the address above.

           STOCKHOLDERS ARE URGED TO FORWARD THEIR PROXIES WITHOUT DELAY.
                 A PROMPT RESPONSE WILL BE GREATLY APPRECIATED.

                                                      By Order of the Board of Directors,

                                                      /s/ Dennis Gauger

                                                      Dennis Gauger
                                                      SECRETARY
                                                      July  , 2001

                                                                      APPENDIX A

             CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
                        OF HOMESEEKERS.COM, INCORPORATED

    HomeSeekers.com, Incorporated (the "Corporation"), organized and existing under the laws of the State of Nevada, certifies:

    Pursuant to the authority as set forth in the Restated Articles of Incorporation of the Corporation, as amended (the "Restated Articles of Incorporation"), and Nevada Revised Statutes 78.207, 78.209, 78.315, and 78.320, the Board of Directors of the Corporation (the "Board of Directors") and the holders of issued and outstanding shares of common stock of the Corporation (the "Shareholders") have adopted, the following resolutions:

    WHEREAS, Section 1 of Article IV of the Restated Articles of Incorporation currently provides:

       Section 1. Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is Sixty Million (60,000,000) shares, consisting of Fifty Million (50,000,000) shares of Common Stock, par value One-Tenth of One Cent ($.001) per share (the "Common Stock"), Five Million (5,000,000) shares of Class A preferred stock, par value One-Tenth of One Cent ($.001) per share (the "Class A Preferred Stock"), Two Hundred Thousand (200,000) shares of Class B preferred stock, par value Ten Dollars ($10.00) per share (the "Class B Preferred Stock") and Four Million Eight Hundred Thousand (4,800,000) shares of undesignated preferred stock, par value One-Tenth of One Cent ($.001) per share, subject to designation simultaneously herewith or subsequent to the execution of this Certificate of Amendment and subject to the provisions of Section 4 of this Article IV. The voting powers, designations, preferences, limitations, restrictions and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof of the preferred stock shall hereinafter be prescribed by resolution of the Board of Directors pursuant to Section 4 of this Article IV.

    WHEREAS, the Board of Directors and the Shareholders have determined that it is in the Corporation's best interests to increase the number of authorized shares of Common Stock from Fifty Million (50,000,000) to Two Hundred Million (200,000,000), through the filing with the Nevada Secretary of State of this Certificate of Amendment to Articles of Incorporation (this "Certificate of Amendment");

    NOW, THEREFORE, BE IT RESOLVED, that the form and content of this Certificate of Amendment are approved, and that each of the Chief Executive Officer, President, Vice-Presidents, Secretary, and Assistant Secretary, of the Corporation (each, an "Authorized Officer") is hereby authorized and directed to execute this Certificate of Amendment in a form substantially similar to that attached hereto, with such additions, changes, amendments and modifications as any such Authorized Officer deems necessary, appropriate or advisable, and to cause this Certificate of Amendment to be filed with the Secretary of State of the State of Nevada, and any other states and offices as any such Authorized Officer determines may be necessary, appropriate or advisable; and further

    RESOLVED, that upon filing this Certificate of Amendment with the Nevada Secretary of State, Section 1 of Article IV of the Restated Articles of Incorporation shall be deleted in its entirety, and shall be replaced with the following Section 1:

       Section 1. Authorized Shares. The total number of shares of stock which the Corporation shall have authority to issue is Two Hundred Ten Million (210,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of Common Stock, par value One-Tenth of One Cent ($.001) per share (the "Common Stock"), Five Million (5,000,000) shares of Class A preferred stock, par value One-Tenth of One Cent ($.001) per share (the "Class A Preferred Stock"), Two Hundred Thousand (200,000) shares of Class B preferred stock, par value Ten Dollars ($10.00) per share (the "Class B Preferred Stock") and Four Million Eight Hundred Thousand (4,800,000) shares of undesignated preferred stock, par value One-Tenth of One Cent ($.001) per share, subject to designation simultaneously herewith or subsequent to the execution of this Certificate of Amendment and subject to the provisions of Section 4 of this Article IV. The voting powers, designations, preferences, limitations, restrictions and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof of the preferred stock shall hereinafter be prescribed by resolution of the Board of Directors pursuant to Section 4 of this Article IV.

and further,

    RESOLVED, that no shares of any class or series shall be issued after the change in exchange for issued shares of any class or series.

    The vote by which the shareholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the Articles of Incorporation have voted in favor of the amendment is:

                                                                    APPENDIX B-1

                         TECHNOLOGY SERVICES AGREEMENT

    This Technology Services Agreement (this "Agreement") is entered into as of this 20th day of April, 2001, by and between The Realty Alliance, Inc., a Delaware corporation ("The Realty Alliance"), TRA, LLC , a Missouri Limited Liability Company ("The Alliance"), and HomeSeekers.com, Incorporated, a Nevada corporation ("HomeSeekers").

    WHEREAS, The Realty Alliance provides real estate related services to its shareholders, who are real estate brokers;

    WHEREAS, HomeSeekers develops, markets, and services real estate agent Internet web sites and agent and broker productivity software, and maintains Internet sites; and

    WHEREAS, the parties desire for HomeSeekers to make its technology services available to The Realty Alliance and its shareholders on the terms and conditions more fully set forth herein;

    NOW THEREFORE, in consideration of the mutual promises and covenants herein, the parties do hereby agree as follows:

1. TECHNOLOGY SERVICES. Upon the Shareholder Approval Date, as defined below, the following provisions relating to technology services shall become effective:

    1.1 PREFERRED TECHNOLOGY VENDOR. HomeSeekers will serve as a preferred (but not exclusive) technology vendor for The Realty Alliance. The Realty Alliance will designate HomeSeekers as the preferred vendor for real estate agent productivity products. Upon terms to be negotiated, HomeSeekers will serve as The Realty Alliance's vender to design, establish and maintain an Internet site for The Realty Alliance and its shareholders for the aggregation of real estate listings of the shareholders and other participating real estate brokerages.

    1.2 TECHNOLOGY CLEARINGHOUSE. HomeSeekers will be provided the opportunity to negotiate distribution rights regarding technology developed by shareholders of The Realty Alliance. Any such distribution of shareholder technology will be on terms to be negotiated by the shareholder and HomeSeekers.

    1.3 THE REALTY ALLIANCE SHAREHOLDER INTERNET SITES. HomeSeekers will be provided the opportunity to present proposals for the design, establishment and / or hosting of Internet Sites for shareholders of The Realty Alliance upon terms to be mutually agreed-upon.

2.  HOMESEEKERS SECURITIES.

    2.1 COMMON STOCK. Within fifteen (15) days of the Shareholder Approval Date, HomeSeekers will issue and deliver to The Realty Alliance and shareholders of The Realty Alliance, in the aggregate, one million (1,000,000) shares of its common stock, $.001 par value ("HomeSeekers Common Stock"). Within ninety (90) days, The Realty Alliance will provide a list (or lists) of shareholders entitled to receive the foregoing shares of common stock and the number of shares to be issued to each such shareholder. The remainder of such shares shall be issued to The Realty Alliance who shall be entitled to make subsequent distributions to its shareholders or to other third party recipients in amounts determined by The Realty Alliance. No more than fifteen (15) recipients of the common stock to be issued and distributed pursuant to this paragraph shall be unaccredited investors.

    2.2 WARRANT. Within fifteen (15) days of the Shareholder Approval Date, HomeSeekers will issue and deliver to The Alliance a Warrant to purchase additional shares of HomeSeekers Common Stock in substantially the form set forth in Exhibit 2.2 hereto.

    2.3 REGISTRATION RIGHTS AGREEMENT. Within fifteen (15) days of the Shareholder Approval Date, the parties will execute and deliver a Registration Rights Agreement, covering the HomeSeekers

                                     B-1-1

Common Stock issued pursuant to this Agreement and the Warrant, in substantially the form set forth in Exhibit 2.3 hereto.

    2.4 INVESTOR ACKNOWLEDGMENT. Prior to the delivery of the HomeSeekers Common Stock or the Warrant, any unaccredited investor will execute and deliver to HomeSeekers an Acknowledgment of receipt of SEC filings delivered to such unaccredited investor by HomeSeekers.

    2.5 INVESTMENT REPRESENTATIONS. Any shareholder or other person receiving shares of common stock of HomeSeekers pursuant to this Agreement (each, an "Investor") shall first deliver to HomeSeekers an Investment Representation Letter in the form set forth in Exhibit 2.5 hereto. In addition, The Realty Alliance hereby represents and warrant to HomeSeekers as follows:

        1. The Realty Alliance understands that the shares of HomeSeekers Common Stock issuable pursuant to Section 2 of this Agreement (the "HomeSeekers Shares") have not been registered under the Securities Act of 1933 (the "Securities Act") or the securities laws of any state, in reliance upon exemptions from the registration requirements of the Securities Act and such state laws. The issuance of the HomeSeekers Shares has not been passed upon or the merits thereof endorsed or approved by any Federal or state regulatory authority.

        2. The Realty Alliance is acquiring the HomeSeekers Shares for its own account, for investment purposes only, and not with a view towards the distribution or resale of the HomeSeekers Shares except as provided herein and in compliance with the provisions of the Securities Act and applicable state securities laws and understands that the HomeSeekers Shares are being issued pursuant to specific exemptions under the provisions of the Securities Act, which exemptions depend, among other things, upon compliance with the provisions of the Securities Act.

        3. The Realty Alliance has adequate means of providing for its current financial needs and known contingencies, and has no need for liquidity of its investment in the HomeSeekers Shares, and can afford to hold the HomeSeekers Shares for an indefinite period of time, as required, and to sustain a complete loss of the entire amount of its investment in the HomeSeekers Shares.

        4. The Realty Alliance has been afforded the opportunity to ask questions of, and receive answers from, the officers and / or directors of HomeSeekers concerning the terms and conditions of this transaction and to obtain any additional information, to the extent that HomeSeekers possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and have availed themselves of such opportunity to the extent they consider it appropriate in order to permit it to evaluate the merits and risks of such an investment in the HomeSeekers Shares. It is understood that all documents, records and books pertaining to The Realty Alliance's investment in the HomeSeekers Shares have been made available for inspection and that the books and records of HomeSeekers will be available upon reasonable notice for inspection by representatives of The Realty Alliance during reasonable business hours at its principal place of business.

        5. The following or similar legend will appear on each certificate evidencing the HomeSeekers Shares:

       The shares represented by this certificate may not be sold, transferred or otherwise disposed of by the shareholder except pursuant to an effective registration statement under the Securities Act of 1933, as amended, and in compliance with applicable securities laws of any state with respect thereto, or in accordance with an opinion of counsel in form and substance satisfactory to the issuer that an exemption from such registration is available.

        6. Nothing herein shall limit or diminish the Investors' rights to have their shares registered by HomeSeekers.com, Inc. in accordance with the Registration Rights Agreement as provided in Exhibit 2.3, attached hereto.

                                     B-1-2

3.  APPROVAL OF SHAREHOLDERS.

    3.1 MEETINGS OF SHAREHOLDERS. The Board of Directors for each party hereto shall: (a) cause a meeting of its shareholders to be duly called and held in accordance with the laws of each party's state of incorporation, applicable federal and state securities laws, and each party's Articles of Incorporation and By-Laws within 60 days of the date of this Agreement for the purpose of voting on the adoption and approval of this Agreement; (b) recommend to its shareholders adoption and approval of this Agreement; and (c) use its best efforts to obtain the necessary approval of its shareholders. The first date after the a majority of the shareholders of each party hereto has adopted and approved this Agreement shall be referred to herein as the "Shareholder Approval Date."

    3.2 NON-SOLICITATION; CONFIDENTIALITY. Prior to the shareholders of each party hereto voting whether to adopt and approve this Agreement:

        1. The Realty Alliance will not, directly or indirectly, through any of their respective officers, directors, employees, shareholders, affiliates, or agents, or otherwise, take any action to solicit, initiate, seek, entertain, encourage or support any inquiry, proposal or offer from, furnish any information to, or participate in any negotiations with, any third party regarding the provision of Internet based technology to The Realty Alliance and its shareholders as a group. Nothing herein shall, however, prohibit a shareholder of The Realty Alliance from engaging in such activities for its own individual benefit. The Realty Alliance and HomeSeekers agree that any such negotiations (other than negotiations between them) in progress as of the date of this Agreement will be suspended during such period.

        2. The Realty Alliance will notify HomeSeekers immediately after receipt by The Realty Alliance (or any of its officers directors, employees, shareholders, affiliates or agents) at any time through the Expiration Date of any unsolicited proposal for, or inquiry respecting, any third party Internet technology transaction involving The Realty Alliance, or any request for non-public information in connection with such a proposal or inquiry.

        3. Neither the parties nor their respective officers, directors, employees, shareholders, affiliates, or agents shall make any public announcement concerning this Agreement, their discussions or any other memoranda, letters or agreements between the parties relating to this Agreement. Either of the parties, but only after consultation with each other, may at any time make disclosure if it is advised by legal counsel that such disclosure is required under applicable law or regulatory authority. Except as permitted by the preceding sentence, under no circumstances will The Realty Alliance or HomeSeekers (or any of their respective officers, directors, employees, shareholders, affiliates or agents) discuss or disclose the existence or terms of this Agreement (or that The Realty Alliance and HomeSeekers are holding discussions) with or to any third party other than such legal, accounting and financial advisors of The Realty Alliance or HomeSeekers who have a need to know such information solely for purposes of assisting The Realty Alliance or HomeSeekers regarding this Agreement. The Realty Alliance will not be responsible for any disclosure by any person over whom it has no legal control, but will utilize its best efforts to obtain non-disclosure agreements from its Shareholders and will obtain non-disclosure agreements from any other person to whom it makes a permitted disclosure under this Agreement.

4. TERM. The term of this Agreement shall be five (5) years from the Shareholder Approval Date. Sections 7, 8, 9, and 10 shall survive termination or expiration of this Agreement.

5. REVENUE SHARING. If a shareholder of The Realty Alliance assembles a meeting of fifty or more of the shareholder's agents to receive a sales presentation by HomeSeekers, HomeSeekers will remit to that shareholder ten percent (10%) of HomeSeekers' revenues, less applicable taxes, from the sale of HomeSeekers' products and / or services to such agents arising out of the sales presentation and from subsequent sales to the shareholder's agents who were present at the sales presentation.

                                     B-1-3

6.  BOARD OF DIRECTORS. Following the Shareholder Approval Date, pursuant to
Article III of HomeSeekers' Amended and Restated Bylaws, HomeSeekers' Board of Directors will appoint two individuals designated by The Realty Alliance to fill vacancies or newly created directorships on HomeSeekers' Board of Directors. Once appointed to sit on HomeSeekers' Board of Directors, each individual's tenure and powers are subject to HomeSeekers Amended and Restated Articles of Incorporation and Amended and Restated Bylaws, provided that The Realty Alliance shall be entitled to select the replacement directors for any vacancy created by the death, retirement, removal or non-election of any director previously designated by The Realty Alliance pursuant to this paragraph. HomeSeekers.com, Inc. shall take such action as may be necessary to amend its Articles of Incorporation or Bylaws to effectuate the provisions of this paragraph.

7.  DISCLAIMER AND LIMITATIONS.

    7.1 SERVICE INTERRUPTION. Neither party to this Agreement makes any representation that the operation of its respective Internet sites will be uninterrupted or error free, and neither party will be liable for the consequences of any interruptions or errors.

    7.2 LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NEITHER PARTY TO THIS AGREEMENT IS LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES, INCLUDING THE LOSS OF PROFITS, REVENUE, DATA, OR USE OR COST OF PROCUREMENT OF SUBSTITUTE GOODS INCURRED BY THE OTHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF THE PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER PARTY'S LIABILITY FOR DAMAGES UNDER THIS AGREEMENT SHALL EXCEED THE AMOUNTS ACTUALLY PAID OR REQUIRED TO BE PAID BY THE OTHER PARTY UNDER THIS AGREEMENT. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION ASSERTED AGAINST EITHER PARTY IN THE AGGREGATE, INCLUDING, WITH OUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION, AND OTHER TORTS.

8.  CONFIDENTIALITY.

    8.1 CONFIDENTIALITY. The parties acknowledge that all information relating to the business and operations of the parties that each party learns or has learned during or prior to the term of this Agreement, is valuable, confidential, and proprietary information of the other party. While this Agreement is in effect, and at all times afterwards, each party, and its employees, contractors, consultants, and agents, will (a) safeguard the confidential information with the same degree of care that it uses to protect its own confidential information; (b) maintain the confidentiality of this information; (c) not use the information except as permitted under this Agreement; and (d) not disseminate, disclose, sell, publish, or otherwise make available the information to any third party without the prior written consent of the other party.

    8.2 LIMITATIONS ON CONFIDENTIALITY RESTRICTIONS. Section 8.1 does not apply to any information that (a) is already lawfully in the receiving party's possession (unless received pursuant to a nondisclosure agreement); (b) is or becomes generally available to the public through no fault of the receiving party; (c) is disclosed to the receiving party by a third party who may transfer or disclose such information without restriction; (d) is required to be disclosed by the receiving party as a matter of law (provided that the receiving party will use all reasonable efforts to provide the disclosing party with prior notice of such disclosure and to obtain a protective order therefore); (e) is disclosed by the receiving party with the disclosing party's approval; or
(f) is independently developed by the receiving party without any use of confidential information. In all cases, the receiving party will use all reasonable efforts to give the disclosing party ten (10) days' prior written notice of any disclosure of information under this Agreement.

                                     B-1-4

    8.3 INJUNCTIVE RELIEF FOR BREACH. The parties acknowledge that any breach of
Section 8.1 by a receiving party will irreparably harm the disclosing party. Accordingly, in the event of a breach, the disclosing party is entitled to promptly seek injunctive relief in addition to any other remedies that the disclosing party may have at law or in equity.

9.  INTELLECTUAL PROPERTY RIGHTS.

    9.1 THE REALTY ALLIANCE INTELLECTUAL PROPERTY. It is understood and agreed that The Realty Alliance retains all of its rights, title to, and ownership of all The Realty Alliance Intellectual Property. HomeSeekers.com has no right, title, or ownership interest in The Realty Alliance Intellectual Property, and shall not copy, reproduce, reverse engineer, decompile, disassemble, or otherwise use all or part of The Realty Alliance Intellectual Property. For purposes of this Agreement, the term "The Realty Alliance Intellectual Property" means all copyrights, trademarks, trade secrets, patents, software, products, proprietary information, all other intellectual property, together with all improvements and enhancements, relating or applying to any products or operations of The Realty Alliance.

    9.2 HOMESEEKERS INTELLECTUAL PROPERTY. It is understood and agreed that HomeSeekers.com retains all of its rights, title to, and ownership of all HomeSeekers.com Intellectual Property. The Realty Alliance has no right, title, or ownership interest in the HomeSeekers.com Intellectual Property, and shall not copy, reproduce, reverse engineer, decompile, disassemble, or otherwise use all or part of the HomeSeekers.com Intellectual Property. For purposes of this Agreement, the term "HomeSeekers Intellectual Property" means all copyrights, trademarks, trade secrets, patents, software, products, proprietary information, all other intellectual property, together with all improvements and enhancements, relating or applying to any products or operations of HomeSeekers.

10.  MISCELLANEOUS.

    10.1 ENTIRE AGREEMENT. This Agreement embodies the final, complete, and exclusive understanding between the parties, and replaces and supersedes all previous oral or written agreements, understandings, or arrangements between the parties with respect to the subject matter contained in this Agreement.

    10.2 INDEPENDENT CONTRACTOR. Nothing in this Agreement shall be deemed to create an employer/ employee, principal/agent, or joint venture relationship. Neither party shall have the authority to enter into any contracts on behalf of the other party.

    10.3 LACK OF THIRD-PARTY BENEFICIARIES. No term or provision of this Agreement is intended to be, nor shall any such term or provision be construed to be, for the benefit of any person or entity not a party hereto other than the Shareholders of The Realty Alliance or the Members of TRA, LLC, and no such other person or entity shall have any right or cause of action thereunder.

    10.4 ASSIGNMENT. Neither party may assign, sublicense, or transfer its rights or delegate its obligations under this Agreement without the other party's prior written consent. This Agreement shall be binding on the successors and assigns of the parties to this Agreement.

    10.5 SEVERABILITY. In case any provision of this Agreement shall, for any reason, be held to be invalid, unenforceable, or illegal, such provision shall be severed from this Agreement, and such invalidity, unenforceable or illegality shall not affect any other provisions of this Agreement.

    10.6 WAIVER. This Agreement may not be modified or amended except in a writing signed by an authorized officer of each party to this Agreement. The failure of either party to enforce any of the provisions of this Agreement shall not be deemed a waiver of any provisions or of the right of the party thereafter to enforce any provisions.

    10.7 NOTICES. All notices, requests, consents and other communications which are required or permitted hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission

                                     B-1-5
and confirmed by mailing a confirmation copy registered or certified air mail, postage prepaid or mailed by certified or registered mail, postage prepaid, return-receipt requested (in which case it shall be deemed given three
(3) business days after mailing) to the addresses listed in the preamble of this Agreement.

    10.8 GOVERNING LAW, JURISDICTION AND WAIVER OF VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada regardless of the fact that any of the parties hereto may be or may become a resident of a different country, state, or jurisdiction. Any suit, action or proceeding arising out of, or with respect to, this Agreement shall be filed in a court of competent jurisdiction within the County of Washoe, State of Nevada or in the U.S. District Court for the District of Nevada, Northern Division. The parties hereby consent to the personal jurisdiction of such courts within the County of Washoe, State of Nevada and the U.S. District Court for the District of Nevada, Northern Division. The parties hereby waive any objections to venue in such courts within Washoe County, State of Nevada and the U.S. District Court for the District of Nevada, Northern Division.

    10.9 ATTORNEY FEES. In the event of any dispute between the parties arising out of this Agreement, the prevailing party shall be entitled, in addition to any other rights and remedies it may have, to recover its reasonable attorney fees and costs.

  10.10 COUNTERPARTS; FACSIMILE. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. Executed copies of this Agreement of this Agreement may be delivered by facsimile, and delivery of executed facsimile copies to the parties and their counsel shall be deemed to be a delivery of a duplicate original and sufficient delivery to result in entry to this Agreement by the transmitting party.

                            [signature page follows]

                                     B-1-6

    IN WITNESS WHEREOF, the undersigned have executed and delivered this Technology Services Agreement by their duly authorized representatives effective as of the date first set forth above.

                                          THE REALTY ALLIANCE, a Delaware
                                          corporation

                                              By:  /s/ CHARLES MCKEE
                                                    --------------------------------------------

                                              Name: Charles McKee
                                                    --------------------------------------------

                                              Title:  President
                                                    --------------------------------------------

                                              TRA, LLC, a Missouri Limited Liability Company

                                              By:  /s/ CHARLES MCKEE
                                                    --------------------------------------------

                                              Name: Charles McKee
                                                    --------------------------------------------

                                              Title:  Partner
                                                    --------------------------------------------

                                              HOMESEEKERS.COM, INCORPORATED, a Nevada corporation

                                              By:  /s/ DOUGLAS SWANSON
                                                    --------------------------------------------

                                              Name: Douglas Swanson
                                                    --------------------------------------------

                                              Title:  Vice President
                                                    --------------------------------------------

                                     B-1-7

                                                                    APPENDIX B-2

                           [FORM OF COMMON STOCK WARRANT]

    THESE SECURITIES AND THE SECURITIES TO BE ISSUED UPON ANY EXERCISE OF THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT, (II) RULE 144 OR RULE 144A UNDER SUCH ACT OR (III) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT, PROVIDED THAT IN A TRANSACTION PURSUANT TO (III) ABOVE, IF REQUESTED BY THE ISSUER HEREOF, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO SUCH ISSUER STATING THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

                         HOMESEEKERS.COM, INCORPORATED

                                Common Stock Warrant
                         Expiring ________________, 200

                                                         ______________, 200

    No. ___

    HOMESEEKERS.COM, INCORPORATED, a Nevada corporation (herein, together with its successors and assigns, the "Company"), for value received, hereby certifies that TRA, LLC, a Missouri Limited Liability Company, or registered assigns, is entitled to purchase from the Company, at any time or from time to time prior to
5:00 p.m., New York City time, on             , 200 (or such earlier date as may
be determined pursuant to Section 13 hereof), 15,000,000 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value
$.001 per share, as constituted on             , 200 (the "Common Stock"), of
the Company at a purchase price of $.50 (Fifty Cents) per share (subject to the adjustment in accordance with Section 2, the "Warrant Price"), all subject to the terms, conditions and adjustments set forth below in this Warrant.

    1  EXERCISE OF WARRANT.

    1.1 MANNER OF EXERCISE. Subject to Section 6, this Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day by surrender of this Warrant to the Company at the office of the Company maintained pursuant to Section 7.2(a), accompanied by a subscription in substantially the form annexed hereto duly executed by such holder and (a) by payment in cash or by certified or official bank check payable to the order of the Company or by wire transfer in the amount obtained by multiplying (i) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such subscription by (ii) the then applicable Warrant Price, (b) by instructing the Company to withhold and cancel a number of shares of Common Stock then issuable upon exercise of this Warrant with respect to which the excess of the Market Price of the shares of Common Stock over the Warrant Price for such canceled shares is at

                                     B-2-1
least equal to the Warrant Price for the shares being purchased or (c) by any combination of the foregoing, whereupon such holder shall be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Section 2.

    1.2 WHEN EXERCISE EFFECTIVE. Any exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the holder or holders of record thereof.

    1.3 DELIVERY OF STOCK CERTIFICATES, ETC. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within three Business Days thereafter, the Company at its expense (including the payment by it of any applicable issuance taxes) will cause to be issued in the name of and delivered to the holder hereof or, subject to Section 6, as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

        (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share on the Business Day next preceding the date of such exercise; and

        (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for issuance of the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares so designated by such holder upon such exercise as provided in Section 1.1.

    1.4 RESTRICTIONS ON EXERCISE. Exercise of this Warrant is strictly conditioned upon the purchase of the Company's technology services. The Holder hereof may only purchase one share of Common Stock pursuant to this Warrant for each Ten Dollars ($10) of services purchased from the Company by a shareholder of The Realty Alliance, Inc. or a member of The Alliance, or by a real estate agent employed by or associated with a shareholder of The Realty Alliance, Inc. or member of The Alliance. The Company shall provide quarterly statements to The Realty Alliance and The Alliance showing the total of the amount of such purchased technology services and the amount purchased by each Warrant holder.

    2  CERTAIN ADJUSTMENTS TO WARRANT.

    2.1 ADJUSTMENT FOR DIVIDENDS, DISTRIBUTIONS, SUBDIVISIONS, COMBINATIONS OR CONSOLIDATION OF COMMON STOCK.

    2.1.1. STOCK DIVIDENDS, DISTRIBUTIONS OR SUBDIVISIONS. In the event the Company shall issue additional shares of Common Stock in a stock dividend, stock distribution or subdivision, the Warrant Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

    2.1.2. COMBINATIONS OR CONSOLIDATIONS. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

                                     B-2-2

    2.2 ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. Subject to the provisions of Section 13, in case of any consolidation or merger of the Company with or into another Company or the conveyance of all, or substantially all, of the assets of the Company to another corporation, this Warrant shall thereafter be exercisable to purchase the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant to the end that the provisions set forth in Section 2.1 and this Section 2.2 (including provisions with respect to changes in and other adjustments of the Warrant Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

    3 NO DILUTION OR IMPAIRMENT. The Company (a) will not permit the par value of any shares of stock receivable upon any exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon each exercise of this Warrant and (c) will not take any action that results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after such action, upon any exercise of this Warrant, would exceed the total number of shares of Common Stock (or Other Securities) then authorized by the Company's articles of incorporation and available for the purpose of issuance upon such exercise.

    4 REPORT AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise or conversion of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of the Warrant Price in effect immediately prior to such issuance or sale and as adjusted and readjusted (if required by Section 2) on account thereof. The Company will forthwith (and in any event not later than 20 days following the occurrence of the event requiring such adjustment) furnish a copy of each such report to each holder of this Warrant, and will, upon the written request at any time of any holder of this Warrant, furnish to such holder a like report setting forth the Warrant Price at the time in effect and showing how it was calculated. The Company also will keep copies of all such reports at its principal office and at the office or agency required to be maintained by it pursuant to Section 7.2(a), and will cause the same to be available for inspection at each such office during normal business hours by any holder of this Warrant or any prospective purchaser of this Warrant designated by the holder thereof.

    5  RESTRICTIONS ON TRANSFER.

    5.1 NOTICE OF PROPOSED TRANSFER; OPINIONS OF COUNSEL. Prior to any transfer of any Restricted Securities that are not registered pursuant to an effective registration statement under the Securities Act (other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under the Securities
Act), the holder thereof will give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with this Section 5.1. Each such notice shall (a) describe the manner and circumstances of the proposed transfer in sufficient detail to enable counsel to render the opinion referred to below and (b) designate counsel for the holder giving such notice, which counsel shall be reasonably satisfactory to the Company. The holder giving such notice will submit a copy thereof to the counsel designated in such notice. The following provisions shall then apply:

                                     B-2-3

        (1) if in the written opinion of such counsel for the holder, obtained at the holder's sole cost and expense and a copy of which shall be delivered to the Company and shall be reasonably satisfactory in form, scope and substance to the Company, the proposed transfer may be effected without registration of such Restricted Securities under the Securities Act or applicable state securities laws, such holder shall thereupon be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each Restricted Security or certificate, if any, issued upon or in connection with such transfer shall bear an appropriate restrictive legend unless, in the opinion of such counsel, such legend is no longer required to insure compliance with the Securities Act and applicable state securities laws; and

        (2) if the opinion of such counsel rendered pursuant to the foregoing subsection (1) is not to the effect that the proposed transfer may legally be effected without registration of such Restricted Securities under the Securities Act or applicable state securities laws (such opinion to state the basis of the legal conclusions reached therein), such holder shall not be entitled to transfer such Restricted Securities (other than a transfer pursuant to Rule 144, Rule 144A or any comparable rule under the Securities
    Act) until receipt by the Company of a further notice and a further opinion of counsel for such holder to the effect stated in subsection (1) above or until registration of such Restricted Securities under the Securities Act and applicable state securities laws has become effective.

    5.2 TERMINATION OF RESTRICTIONS. The restrictions imposed by this Section 5 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities when, in the opinion of counsel for the Company, such restrictions are no longer required in order to ensure compliance with the Securities Act. Whenever such restrictions shall terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing an applicable restrictive legend.

    6 RESERVATION OF STOCK, ETC. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant. All such securities shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable with no liability on the part of the holders thereof. In addition, the Company covenants to use reasonable best efforts to ensure that any shares of Common Stock issuable upon the exercise of this Warrant are registered pursuant to an effective registration statement under the Securities Act. If the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant are not registered pursuant to an effective registration statement under the Securities Act, the Company shall be under no obligation to issue such securities unless the holder of this Warrant presents satisfactory evidence to the Company that
(a) such holder is, at the time of exercise of this Warrant, an "accredited investor," as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or (b) such shares of Common Stock (or Other Securities) may be issued to such holder pursuant to another available exemption from the registration requirements of the Securities Act.

    7  OWNERSHIP TRANSFER AND SUBSTITUTION OF WARRANTS.

    7.1 OWNERSHIP OF WARRANTS. The Company may treat the Person in whose name this Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. This Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

                                     B-2-4

    7.2 OFFICE; TRANSFER AND EXCHANGE. (a) The Company will maintain its principal office in Reno, Nevada or at such other location as it designates in a written notice delivered to each registered holder of this Warrant prior to any change of such location, and all notices, presentations and demands in respect of this Warrant may be made upon it at such location. The Company may designate from time to time by notice to the registered holder of this Warrant an office or agency of the Company where such notices, presentations and demands in respect of this Warrant may be made in lieu of the Company's principal office.

(b) Upon any surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company or the office of the Company maintained pursuant to Section 7.2(a), the Company at its expense will (subject to compliance with Section 5, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

    7.3 REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant (which may be a written statement as to such loss, theft, destruction or mutilation) and (a) in the case of such loss, theft or destruction of any Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount, or (b) in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company maintained pursuant to Section 7.2(a) or the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

    8 DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

    "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or any other day on which U.S. Federal Reserve member banks are not open for business in New York, New York.

    "COMMISSION" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

    "COMPANY" shall have the meaning specified in the opening paragraphs of this Warrant, including any corporation that shall succeed to or assume the obligations of the Company hereunder in compliance with Section 2.2.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    "MARKET PRICE" shall mean, per share of Common Stock that the holders of this Warrant shall be entitled to receive upon exercise hereof, on any date specified herein, (a) the closing price per share of Common Stock on the Nasdaq SmallCap Market or such other principal automated quotation system or national securities exchange on which the Common Stock is then quoted or listed, as reported in THE WALL STREET JOURNAL, or (b) if (a) is inapplicable, a price per share thereof equal to the fair value thereof determined in good faith by a resolution of the Board of Directors of the Company as of a date that is within 15 days of the date as of which the determination is to be made.

    "OTHER SECURITIES" shall mean any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) that the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or that at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 2 or otherwise.

                                     B-2-5

    "PERSON" shall mean a corporation, an association, a partnership, an organization or business, an individual, a government or political subdivision thereof or a governmental agency.

    "RESTRICTED SECURITIES" shall mean any (a) shares of Common Stock issuable upon exercise of this Warrant that are not registered pursuant to an effective registration statement under the Securities Act or (b) Other Securities issued subsequent to any exercise of this Warrant as a dividend or other distribution with respect to, or resulting from a subdivision of the outstanding Other Securities into a greater number of shares by reclassification, stock splits or otherwise, or in exchange for or in replacement of Other Securities issued upon such exercise, which are evidenced by a certificate or certificates bearing an applicable restrictive legend.

    "SECURITIES ACT" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

    "WARRANT" shall have the meaning specified in the opening paragraphs of this Warrant.

    "WARRANT PRICE" shall have the meaning specified in the opening paragraphs of this Warrant.

    9 REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that, to the extent permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

    10 NO RIGHTS OR LIABILITIES AS STOCKHOLDER. Nothing contained in this Warrant shall be construed as conferring upon any holder hereof any rights as a stockholder of the Company or as imposing any obligation on such holder to purchase any securities or as imposing any liabilities on such holder as a stockholder of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

    11 NOTICES. All notices and other communications provided for herein shall be delivered or mailed by first class mail, postage prepaid, addressed (a) if to any holder of this Warrant, at the registered address of such holder as set forth in the register kept by the Company, or (b) if to the Company, at its principal office, 6490 South McCarran Boulevard, Suite D-28, Reno, Nevada 89509, or at the address of such other principal office of the Company as the Company shall have furnished to each holder of this Warrant in writing; PROVIDED, HOWEVER, that the exercise of any Warrant shall be effective in the manner provided in Section 1.

    12 MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provision of this Warrant that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law that shall render any provision hereof prohibited or unenforceable in any respect. This Warrant shall be governed by the substantive laws of the State of Nevada without reference to the choice of law rules thereof. The headings of this Warrant are inserted for convenience only and shall not be deemed to constitute a part hereof.

    13 EXPIRATION. Subject to the provisions in Section 1.1 hereof, the right to exercise this Warrant shall expire at 5:00 p.m., New York City time, on the date set forth on the first page hereof.

                                     B-2-6

           [The remainder of this page is intentionally left blank.]

                                     B-2-7

    IN WITNESS WHEREOF, the Company has caused this Warrant to be exercised by its officer thereunto duly authorized as of the date first written above.

                                                       HOMESEEKERS.COM INCORPORATED

                                                       By:
                                                             ----------------------------------------

                                                       Name:
                                                               --------------------------------------

                                                       Title:
                                                              ---------------------------------------

                                     B-2-8

                              FORM OF SUBSCRIPTION

    THE EXERCISE OF THIS WARRANT IS SUBJECT TO, AND SHALL ONLY BE EFFECTIVE UPON, SATISFACTION OF ANY CONDITIONS SET FORTH IN SECTION 6 OF THIS WARRANT AND ANY APPLICABLE REGULATORY FILING REQUIREMENTS SUCH AS THE PREMERGER NOTIFICATION AND REPORT FORM FILING REQUIREMENTS OF THE HART-SCOTT-RODINO ANTITRUST IMPROVEMENTS ACT OF 1976 AND REGULATIONS PROMULGATED PURSUANT THERETO.

                 [To be executed only upon exercise of Warrant]

To HOMESEEKERS.COM, INCORPORATED

    The undersigned registered holder of the attached Warrant hereby irrevocably
exercises such Warrant for, and purchases thereunder,      (1) shares of Common
Stock of HOMESEEKERS.COM, INCORPORATED, and herewith makes payment as follows (check as applicable): / / certified or official bank check in the amount of
$    ; / / wire transfer in the amount of $    ; and/or / / cancellation of
       shares of Common Stock otherwise issuable under the Warrant. The undersigned requests that the certificates for such shares be issued in the name
of, and delivered to             , whose address is               .

Dated: -------------------                             ---------------------------------------------
                                                       (Signature must conform in all respects to
                                                       name of holder as specified on the face of
                                                       Warrant)

                                                       ---------------------------------------------
                                                       (Street Address)

                                                       ---------------------------------------------
                                                       (City)                  (State)                  (Zip
                                                       Code)

------------------------

(1) Insert here the number of shares called for on the face of this Warrant (or in the case of a partial exercise, the portion thereof as to which this Warrant is being exercised), in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash that, pursuant to the adjustment provisions of this Warrant, may be delivered upon exercise. In the case of a partial exercise, a new Warrant or Warrants will be issued and delivered, representing the unexercised portion of the Warrant, to the holder surrendering the Warrant.

                                     B-2-9

                                                                    APPENDIX B-3

                     FORM OF REGISTRATION RIGHTS AGREEMENT

    REGISTRATION RIGHTS AGREEMENT, dated as of                 , 2001 (this
"AGREEMENT"), by and among HomeSeekers.com, Incorporated, a Nevada corporation (the "COMPANY"), and the undersigned The Realty Alliance, Inc., a Delaware corporation, Shareholders of The Realty Alliance, Inc. and TRA, LLC, a Missouri Limited Liability Company (the "INVESTORS").

    WHEREAS, pursuant to that certain Technology Services Agreement, dated as of April 20, 2001 (the "AGREEMENT"), by and among the Company and Investors, the Investors, or some of them, have agreed to acquire certain shares of Common Stock, par value $.001 per share and a Warrant to purchase additional shares of Common Stock, par value $.001 per share, of the Company (the "COMMON STOCK"), pursuant to the terms of the Agreement; and

    WHEREAS, in connection with the Agreement, the Company has agreed to register for sale by the Investors and certain transferees, the Common Stock received by the Investors pursuant to the terms of the Agreement; and

    WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto;

    NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

    Section 1. CERTAIN DEFINITIONS. Capitalized terms used herein that are not otherwise defined shall have the meanings assigned to such terms in the Agreement. In addition, in this Agreement the following terms shall have the following respective meanings:

    "AFFILIATE" means, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

    "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

    "EFFECTIVE DATE" shall mean June 15, 2001.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

    "HOLDERS" shall mean (i) the Investor and (ii) each Person holding Registrable Stock as a result of a transfer or assignment to that Person of Registrable Stock permitted pursuant to Section 8 of this Agreement.

    "INDEMNIFIED PARTY" has the meaning ascribed to it in Section 5(c) of this Agreement.

    "INDEMNIFYING PARTY" has the meaning ascribed to it in Section 5(c) of this Agreement.

    "PERSON" means an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company, limited liability company or other entity.

    The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Stock in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                                     B-3-1

    "REGISTRABLE STOCK" means the Common Stock and the Common Stock to be received by the exercise of the Warrant received by the Investor pursuant to the Agreement, except that as to any particular Registrable Stock, once issued such securities shall cease to be Registrable Stock when (a) a registration statement with respect to the sale of such securities becomes effective under the Securities Act and such securities are disposed of in accordance with such registration statement, (b) such securities are sold in accordance with Rule 144 (or any successor provision) under the Securities Act or (c) such Securities become transferrable within any consecutive 90-day period in accordance with Rule 144.

    "RULE 144" means Rule 144 (or any successor provision) promulgated by the Commission under the Securities Act.

    "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

    Section 2. REQUIRED REGISTRATION. The Company shall prepare and file with the Commission, on or before the date that is one hundred twenty (120) days after the Effective Date, a registration statement on Form S-3 or, if not available, then on another applicable form, which may be a post-effective amendment to an existing registration statement of the Company, for the purpose of effecting a Registration of the sale of all of the Registrable Stock issued by the Company pursuant to Section 2 of the Agreement. The Company shall use its reasonable best efforts to effect such Registration as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities laws). The Company shall use its reasonable best efforts to keep such Registrations continuously effective until the earlier of (a) the fifth anniversary of the date hereof, (b) the date on which all Registrable Stock have been sold pursuant to such registration statement or Rule 144 and (c) the date on which all of the Registrable Stock held by such Holder may be sold in any consecutive three month period in accordance with Rule 144; PROVIDED, HOWEVER, that the Company shall not be obligated to maintain the effectiveness of any Registration that is not effected under Rule 415 for a period in excess of 90 days; PROVIDED, FURTHER, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to qualify as a foreign corporation in any jurisdiction in which the Company is not then qualified.

    Notwithstanding the foregoing, the Company shall have the right (the "SUSPENSION RIGHT") to suspend sales under any filed registration for a period of not more than 180 days during any one-year period ending on December 31, if the Company furnishes to the Holders a certificate signed by an executive officer or any director of the Company stating that, in the good faith judgment of the Company, it would be unlawful for the Company or its stockholders to continue sales under the filed registration statement and therefore the Company has elected to suspend sales under the filed registration statement.

    Section 3.  REGISTRATION PROCEDURES.

    (a) The Company shall promptly notify the Holders of the occurrence of the following events:

        (i) when any registration statement relating to the Registrable Stock or post-effective amendment thereto filed with the Commission has become effective;

        (ii)the issuance by the Commission of any stop order suspending the effectiveness of any registration statement relating to the Registrable Stock;

        (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2 hereof;

                                     B-3-2

        (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Stock covered by a registration statement for sale in any jurisdiction; and

        (v) the existence of any event, fact or circumstance of which the Company has knowledge, that results in a registration statement or prospectus relating to Registrable Stock or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

    The Company agrees to use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Investor agrees by acquisition of the Registrable Stock that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 3(a)(ii), (iii), (iv) or (v) to immediately discontinue their disposition of Registrable Stock pursuant to any registration statement relating to such securities until the Investor's receipt of written notice from the Company that such disposition may be made.

    (b) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Stock, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Stock covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the offering and sale of the Registrable Stock covered by such registration statement or any amendment thereto. If the Common Stock is listed on a "national securities exchange" as defined in Rule 153 under the Securities Act at any time during the period in which the Company is obligated to keep the registration statement effective pursuant to Section 2, the Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with such national securities exchange (or, if the Common Stock is no longer listed thereon, with such other securities exchange or market on which the Common Stock is then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

    (c) The Company agrees to use its reasonable best efforts to cause the Registrable Stock covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such stock pursuant to the plan of distribution set forth in the registration statement.

    (d) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Stock or supplement to a prospectus relating to the Registrable Stock shall exist, as promptly as practicable upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of circumstances under which such statements were made.

    (e) The Company agrees to use its reasonable efforts (including the payment of any listing fees) to obtain the listing of all Registrable Stock covered by the registration statement on each securities exchange or automated quotation system on which securities of the same class or series are then listed.

                                     B-3-3

    (f) The Company agrees to use its reasonable efforts to comply with the Securities Act and the Exchange Act in connection with the offer and sale of Registrable Stock pursuant to a registration statement, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Stock shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

    (g) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Stock sold pursuant to a Registration and not bearing any Securities Act legend and to enable certificates for such Registrable Stock to be issued for such numbers of stock and registered in such names as the Holders may reasonably request.

    Section 4. EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions or fees and disbursements of counsel for any of the Holders, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3 hereof, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company shall be borne by the Company.

    Section 5.  INDEMNIFICATION.

    (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Stock, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

    (b) Each Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

    (c) Each party entitled to indemnification under this Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 5 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such

                                     B-3-4
counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there are defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

    (d) If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Party under this Section 5 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d).

    (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 5 in excess of the net proceeds to such Holder of any Registrable Stock sold by such Holder.

    Section 6. INFORMATION TO BE FURNISHED BY HOLDERS. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 hereof. If any Holder fails to provide the Company with such information within five days of receipt of the Company's request, the Company's obligations under Section 2 hereof with respect to such Holder or the Registrable Stock owned by such Holder shall be suspended until such Holder provides such information.

    Section 7.  RULE 144 SALES.

    (a) The Company covenants that it will use its reasonable efforts to file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Stock pursuant to Rule 144 under the Securities Act.

    (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Stock pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Stock sold and not

                                     B-3-5
bearing any Securities Act legend and to enable certificates for such Registrable Stock to be issued for such number of shares and registered in such names as the selling Holder may reasonably request.

    Section 8. ASSIGNMENT OF REGISTRATION RIGHTS. Subject to any transfer restrictions otherwise applicable to the Registrable Stock, the rights of the Holders hereunder, including the right to have the Company register Registrable Stock pursuant to this Agreement, shall be assignable by each Holder to any transferee of all or any portion of the Registrable Stock if: (a) the transfer to such transferee is permitted under the Securities Act and applicable state securities law or exemptions therefrom, (b) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company after such assignment, (c) the Company is furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (d) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (e) the transferee or assignee agrees in writing for the benefit of the Company to be bound by all of the provisions contained herein and (f) such transfer shall have been made in accordance with any applicable requirements of the Agreement.

    Section 9.  MISCELLANEOUS.

    (a) GOVERNING LAW, JURISDICTION AND WAIVER OF VENUE. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada regardless of the fact that any of the parties hereto may be or may become a resident of a different country, state, or jurisdiction. Any suit, action, or proceeding arising out of, or with respect to, this Agreement shall be filed in a court of competent jurisdiction within the County of Washoe, State of Nevada or in the U.S. District Court for the District of Nevada, Northern Division. The parties hereby consent to the personal jurisdiction of such courts within the County of Washoe, State of Nevada and the U.S. District Court for the District of Nevada, Northern Division. The parties hereby waive any objections to venue in such courts with Washoe County, State of Nevada and the U.S. District Court for the District of Nevada, Northern Division.

    (b) ENTIRE AGREEMENT. This Agreement and the Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

    (c) AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

    (d) NOTICES, ETC. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received
(i) when delivered in person, (ii) when sent by fax with receipt acknowledged,
(iii) five days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (x) if to an Investor, at the Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or (y) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (z) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to the Investor or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

    (e) COUNTERPARTS. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been

                                     B-3-6
signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause the manually executed Execution Page(s) to be physically delivered to the other party within five days of the execution hereof.

    (f) SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

    (g) SECTION TITLES. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

    (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

                            [signature page follows]

                                     B-3-7

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                               HOMESEEKERS.COM,
                                               INCORPORATED
                                               By:
                                               -------------------------------------------
                                               Name:
                                               --------------------------------------------
                                               THE REALTY ALLIANCE, INC.
                                               By:
                                               -------------------------------------------
                                               Name:
                                               --------------------------------------------
                                               TRA, LLC
                                               By:
                                               -------------------------------------------
                                               Name:
                                               --------------------------------------------

                                     B-3-8

                                                                    APPENDIX C-1

                         SECURITIES PURCHASE AGREEMENT

                                    BETWEEN

                         HOMESEEKERS.COM. INCORPORATED
                                   ("ISSUER")

                                      AND

                        E-HOME.COM, INC. D/B/A HOMEMARK

                                  ("INVESTOR")

                                INITIAL CLOSING:

                                 July 11, 2001

                              SUBSEQUENT CLOSINGS:

                                AUGUST 27, 2001
                               SEPTEMBER 28, 2001
                                OCTOBER 29, 2001
                               NOVEMBER 28, 2001
                               DECEMBER 28, 2001
                                JANUARY 29, 2002
                               FEBRUARY 28, 2002
                                 MARCH 28, 2002

                                     C-1-1

                         SECURITIES PURCHASE AGREEMENT

    This Securities Purchase Agreement (the "Agreement") is made as of June 6, 2001, by and among Homeseekers.com Incorporated, a Nevada corporation (the "Company"), with its principal office at 6490 S. McCarran Blvd., Suite D-28, Reno, Nevada 89509, and E-Home.com, Inc. d/b/a Homemark, a Texas corporation, with its principal office at 17826 Davenport Road, Suite B, Dallas, Texas 75252 (the "Investor").

                                   SECTION 1

                        AUTHORIZATION AND SALE OF STOCK

    1.1 AUTHORIZATION. The Company has authorized the sale and issuance of up to 5,000,000 shares of its Series A Preferred Stock ("Series A Preferred"), each to have the rights, restrictions, privileges and preferences described as follows: the Series A Preferred will pay a cumulative annual dividend of 15% in cash or common stock based on $4.00 per share as declared by the board of directors; a conversion ratio of 20 shares of HomeSeekers Rule 144 restricted common stock for each share of Series A Preferred; each share of Series A Preferred shall be entitled to the current voting rights of 20 shares of HomeSeekers common stock; that Homemark will contractually agree not to convert the Series A Preferred to common stock for a period of 24 months following closing; that upon conversion to common stock Homemark will honor the resale limitations imposed by Rule 144; and that HomeSeekers may redeem the Series A Preferred at any time prior to conversion by Homemark at a price of $4.00 per share in cash. The Certificate of Designation for the Series A Preferred Stock will provide that conversion is conditioned upon the availability of authorized shares of Common Stock.

    1.2 SALE OF STOCK. Subject to the terms and conditions hereof, the Company will issue and sell to the Investor in nine (9) separate and distinct transactions, and the Investor will buy from the Company an aggregate of 5,000,000 shares (the "Shares") of Series A Preferred at a cash purchase price of $4.00 per share for an aggregate price of $20,000,000.

    1.3 ADDITIONAL CONSIDERATION. In addition to the cash purchase price outlined in 1.2 above, Investor will also assign to and contribute to the capital of HomeSeekers, Eighty Million And No/100s Dollars ($80,000,000.00) of a monetary equivalent of prepaid advertising owned by Homemark in Harmon Homes publications that translates into an additional $16.00 per share for each share of Series A Preferred.

    1.4 NON-CONTINGENT BRIDGE LOAN. Upon the execution of this Agreement, Homemark agrees to enter into a Loan Agreement providing for a non-contingent loan of up to $1,000,000 to be advanced to Homeseekers prior to Closing (as defined below) in two (2) separate advances of $500,000.00 each on June 6, 2001 and June 19, 2001; with maturity dates of September 30, 2001 and December 31, 2001 respectively. Other terms and conditions of this Loan Agreement, including collateral requirements and loan documentation will be set forth in more detail in the Loan Agreement of even date, the terms of which are hereby incorporated herein by reference in their entirety.

    1.5 CONTINGENT LOAN. Contemporaneously with and contingent upon Closing, Homemark agrees to enter into a Second Loan Agreement providing for a loan of up to $1,000,000 to be advanced to Homeseekers on or about July 11, 2001 or shortly after the annual shareholders meeting to be called for that month. The maturity date of this loan will be December 31, 2001. Other terms and conditions of this Second Loan Agreement, including collateral requirements and loan documentation will be set forth in more detail in a Second Loan Agreement, the terms of which are hereby incorporated herein by reference in their entirety.

                                     C-1-2

                                   SECTION 2
                             CLOSING DATE; DELIVERY

    2.1 CLOSING DATE. The initial closing of the purchase and sale of 500,000 shares of the Series A Preferred hereunder (the "Closing") shall be held at 3:00 p.m. on July 11, 2001 or on such later date or dates as the Company and the Investor may agree to (the date of such Closing being referred to as the "Closing Date"). The place of the Closing (including the place of delivery to the Investor by the Company of the certificates evidencing all shares of Series A Preferred being purchased and the place of payment to the Company by the Investor of the purchase price therefor) shall be at the offices of the Company at 6490 S. McCarran Blvd., Suite D-28, Reno, Nevada 89509, or such other place as the Investors and the Company may mutually agree. The date of any closing of the transactions contemplated by this Agreement is sometimes also referred to herein as the "Closing Date."

    2.2 SUBSEQUENT CLOSINGS. The Company and Investor have agreed to provide for deferred closings hereunder (the "Subsequent Closings"), to be held at the offices of the Company, on August 27, 2001 for 750,000 shares of Series A Preferred at a purchase price of $3,000,000 at $4.00 per share; September 28, 2001 for 1,000,000 shares of Series A Preferred at a purchase price of $4,000,000 at $4.00 per share; October 29, 2001 for 1,000,000 shares of
Series A Preferred at a purchase price of $4,000,000 at $4.00 per share; November 28, 2001 for 350,000 shares of Series A Preferred at a purchase price of $1,400,000 at $4.00 per share; December 28, 2001 for 350,000 shares of Series A Preferred at a purchase price of $1,400,000 at $4.00 per share;
January 29, 2002 for 350,000 shares of Series A Preferred at a purchase price of $1,400,000 at $4.00 per share share; February 28, 2002 for 350,000 shares of Series A Preferred at a purchase price of $1,400,000 at $4.00 per share; and March 28, 2002 for 350,000 shares of Series A Preferred at a purchase price of $1,400,000 at $4.00 per share, or at such time and dates as the Company and Investor may mutually determine (the date of such Subsequent Closings being referred to as the "Subsequent Closing Dates"). The entities or persons entitled to purchase shares of Series A Preferred pursuant to this Agreement will be limited to those individuals and entities who, based on their reputations, experience and contacts within the Company's business, the Board of Directors unanimously believes can contribute to the success of the Company (the "Friends of the Company"). The Closing(s) for the Friends of the Company will take place as promptly as possible following the initial Closing hereunder, and according to the schedule outlined herein. The number of shares of Series A Preferred which each such Friend of the Company shall be entitled to purchase shall be determined by this Agreement, but in no event shall the total number of shares of Series A Preferred sold pursuant to this Agreement be more than 5,000,000. Upon completion of each Subsequent Closing, if any, all additional purchasers of shares of Series A Preferred shall be considered "Investor(s)" within the meaning of this Agreement.

    2.3 DELIVERY. At the Closing and any Subsequent Closing, the Company will deliver to each Investor a certificate or certificates representing the number of Shares to be purchased by each Investor, against payment of the purchase price therefor, by check or wire transfer payable to the Company, or by cancellation of outstanding indebtedness from the Company to such Investor, or by a combination thereof, in the amount of the purchase price. Investor will not be entitled to delivery of or voting rights shares for which the purchase price has not been paid, it being anticipated that shares will be released as subscribed for by Investor.

                                     C-1-3

                                   SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    Except as otherwise set forth in this Agreement or in writing to Investor, the Company hereby represents and warrants to the Investor as follows:

    3.1 ORGANIZATION AND STANDING; CERTIFICATE AND BYLAWS. Each of the Company and each of its Subsidiaries (as hereinafter defined), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and corporate authority to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to be so organized, existing and in good standing or to have such power and authority would not have a Company Material Adverse Effect (as hereinafter defined). Each of the Company and each of its Subsidiaries, if any, is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have a Company Material Adverse Effect. True, accurate and complete copies of the Company's Certificate of Incorporation and By-laws, as in effect on the date hereof, including all amendments thereto, have heretofore been made available to Investor. All such organizational documents are in full force and effect and neither the Company nor any of its Subsidiaries is in violation of such organizational documents. As used in this Agreement, any reference to any event, change or effect having a "Company Material Adverse Effect" means such event, change or effect is, or is likely to be, materially adverse to (a) the business, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole, or (b) the ability of the Company to consummate the transactions contemplated hereby. As used in this Agreement, "Subsidiary" shall mean, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or
(ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

    3.2 CAPITALIZATION. The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, par value $.001, 47,041,597 shares of which are issued and outstanding prior to the Closing, and 5,000,000 shares of Series A Preferred Stock, none of which shares are issued and outstanding prior to the Closing; 200,000 of Series B Preferred Stock, par value $10.00 per share, none of which has been or will be issued or outstanding prior to the Closing; and 4,800,000 of an Undesignated Series of Preferred Stock, par value $.001 per share, none of which has been or will be issued or outstanding prior to the Closing. The Company has reserved (i) 5,000,000 shares of Series A Preferred Stock for issuance hereunder, (ii) and simultaneously with the Closing sufficient shares of Common Stock for issuance upon conversion of the Series A Preferred; (iii) and adequate shares of Common Stock for issuance of all outstanding options and warrants. The Series A Preferred shall have the rights, preferences, privileges and restrictions set forth by the board of directors and filed in a Certificate of Designation with the Secretary of State of Nevada. There are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company. Assuming the accuracy of each Investor's representations in Section 4 below, upon issuance, the Shares will have been issued in compliance with all federal and state securities laws. Except as set forth in Section 3.2(a) of the Company Disclosure Schedule, there are no voting trusts, proxies or other agreements or

                                     C-1-4
understandings to which the Company or any Stockholder is a party or is bound with respect to voting any shares of capital stock of the Company.

    (b) SUBSIDIARIES OF THE COMPANY. Section 3.2(b) of the Company Disclosure Schedule sets forth the name of each Subsidiary of the Company and any other corporation, partnership, joint venture or other entity in which the Company directly or indirectly owns any equity or other ownership interest (an "Other Entity"), the number of authorized, issued and outstanding shares of each Subsidiary of the Company and Other Entity, the name of the record and beneficial owner of such shares and the jurisdiction of organization for each Subsidiary of the Company and Other Entity. All the outstanding shares of capital stock of each such Subsidiary are validly issued, fully paid and nonassessable and free of any preemptive rights in respect thereto. Except as set forth in Section 3.2(b) of the Company Disclosure Schedule, all outstanding shares of capital stock of each such Subsidiary and Other Entity are owned beneficially and of record by the Company or one of its other Subsidiaries free and clear of all Liens. Except as set forth in Section 3.2(b) of the Company Disclosure Schedule, there are no outstanding options, warrants, calls, rights or commitments, or any other agreements of any character relating to the sale, issuance or voting of, or the granting of rights to acquire, any shares of the capital stock of any such Subsidiary, or any securities or other instruments convertible into, exchangeable for or evidencing the right to purchase any shares of capital stock of any such Subsidiary.

    3.3 AUTHORITY. The Company has the requisite corporate power and corporate authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Company and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming that this Agreement constitutes a valid and binding obligation of the other parties hereto, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law). Upon execution of this Agreement, Homeseekers shall deliver to Investor a copy of a Unanimous Consent executed by the members of the board of directors of Homeseekers, approving the transactions contemplated by this Agreement.

    3.4 CONSENTS AND APPROVALS; NO VIOLATIONS. Except for filings, permits, authorizations, consents and approvals as may be required under applicable laws, and other applicable requirements of, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act, The Nasdaq Stock Market-National Market ("Nasdaq"), and filings under state securities or "blue sky" laws and except as set forth in Section 3.4 of the Company Disclosure Schedule, the execution, delivery or performance of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby and compliance by the Company with any of the provisions hereof shall not (a) conflict with or result in any breach of any provisions of the organizational documents of the Company or of any of its Subsidiaries, (b) require any filing by the Company or any of its Subsidiaries with, or any permit, authorization, consent or approval to be obtained by the Company or any of its Subsidiaries of, any court, arbitral tribunal, administrative agency or commission or other governmental or other regulatory authority or agency (a "Governmental Entity") (except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings would not have a Company Material Adverse Effect), (c) result in a material violation or breach of, or constitute (with or without due notice or lapse of time, or both) a material default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, lease, license, contract, agreement, franchise, permit, concession or other instrument, obligation, understanding, commitment or other arrangement

                                     C-1-5

(collectively, "Contracts") to which the Company or any of its Subsidiaries is a party or by which any of them or any of their properties or assets may be bound or affected or (d) violate any order, writ, injunction or decree, or any material statute, ordinance, rule or regulation, applicable to the Company or any of its Subsidiaries, except for violations of such orders, writs, injunctions or decrees which would not have a Company Material Adverse Effect.

    3.5 FINANCIAL STATEMENTS. Section 3.5 of the Company Disclosure Schedule contains a copy of the unaudited consolidated balance sheet of the Company as of April 30, 2001 and the related consolidated statements of income, changes in stockholders' equity, and cash flows for the prior fiscal year, and the notes and schedules thereto, certified by the chief financial officer of the Company (the "Annual Financial Statements" or "Balance Sheet"). The Annual Financial Statements fairly present in all material respects the consolidated financial condition of the Company and its Subsidiaries as of their respective dates and the consolidated results of their operations and their consolidated cash flows for the periods then ended, and have all been prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently throughout the periods involved, except as disclosed therein.

    3.6 LEGAL PROCEEDINGS. Except as described in Section 3.6 of the Company Disclosure Schedule, no material litigation, investigation of which the Company has knowledge or proceeding of or before any arbitrator or Governmental Entity has been commenced and is pending or, to the knowledge of the Company, is threatened by or against the Company or any of its Subsidiaries or against any of their respective properties or assets. Section 3.6 of the Company Disclosure Schedule sets forth a brief description of each material judgment, injunction, decree, order or other determination of an arbitrator or Governmental Entity currently applicable to the Company or any of its Subsidiaries or any of their respective properties or assets.

    3.7 ABSENCE OF UNDISCLOSED LIABILITIES. There are no liabilities of the Company or any of its Subsidiaries (absolute, accrued, contingent or otherwise) which are of the type required by GAAP to be reflected or reserved against on the Balance Sheet, other than (a) liabilities (i) fully reflected or reserved against on the Balance Sheet or (ii) incurred since the date of the Balance Sheet in the ordinary course of business consistent with past practice and (b) liabilities disclosed in Section 3.7 of the Company Disclosure Schedule.

    3.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except as expressly permitted by this Agreement or as set forth in Section 3.8 of the Company Disclosure Schedule, since the date of the Balance Sheet to the date hereof, the Company and each of its Subsidiaries have conducted their respective businesses only in the ordinary and usual course consistent with past practice, and there has not been any change or development, or combination of changes or developments, which has had a Company Material Adverse Effect. Without limiting the generality of the foregoing, except as described in Section 3.8 of the Company Disclosure Schedule, except for those actions after the date of this Agreement permitted by this Agreement and except as entered into or effected in the ordinary course consistent with past practice, neither the Company nor any of its Subsidiaries has since the date of the Balance Sheet:

    (i) incurred any material damage, destruction or loss;

    (ii) made any material changes in its customary methods of operations, including, without limitation, its marketing;

   (iii) increased the compensation or benefits payable by it to its employees generally except for increases in compensation or benefits in the ordinary course of business consistent with past practice which are not, individually or in the aggregate, material to the Company or such Subsidiary;

    (iv) made any payment or distribution to any affiliate, including, without limitation, any repayment of any Indebtedness (as hereinafter defined), except for (A) payments or distributions by a wholly owned Subsidiary of the Company (defined to include any Subsidiary all of whose

                                     C-1-6
         shares are owned directly or indirectly by the Company other than nominee, director qualifying or similar shares) to the Company or another wholly owned Subsidiary of the Company, (B) payments of cash dividends on the Company Common Stock quarterly and immediately prior to the Closing and otherwise in accordance with the terms thereof and
         (C) salary payments to officers, directors and consultants;

    (v) merged or consolidated with, or acquired an interest having a value in excess of $10,000 in, any person;

    (vi) entered into any material joint venture, partnership or other similar arrangement with any person;

   (vii) terminated, discontinued, closed or disposed of any material facility or any material business operation;

  (viii) issued, sold or redeemed any capital stock, notes, bonds or other securities, or any option, warrant, stock appreciation right or other right to acquire the same;

    (ix) declared or paid any dividends or other distributions in respect of its capital stock (except for declarations and payments of dividends or other distributions by a wholly owned Subsidiary of the Company to the Company or another wholly owned Subsidiary of the Company;

    (x) amended, terminated, cancelled or compromised any undisputed material claims;

    (xi) allowed any of its material Permits (as hereinafter defined) to lapse or terminate or failed to renew any of its material Permits;

   (xii) amended or modified, in any material respect, or consented to the early termination of, any material Contract;

  (xiii) amended its Certificate of Incorporation or By-laws;

   (xiv) made any change in the financial or accounting practices or policies customarily followed by it (other than changes required by GAAP) or made any material election with respect to Taxes (as hereinafter defined);

   (xv) entered into any material Contract or other material transaction; or

   (xvi) agreed in writing or otherwise to do any of the foregoing.

    3.9  CONTRACTS.

    (a) Section 3.9(a) of the Company Disclosure Schedule lists (without duplication) each of the following Contracts to which the Company or any of its Subsidiaries is a party or by or to which the Company or any of its Subsidiaries or any of their respective assets or properties is bound or subject, in each case as of the date hereof:

    (i) agreements, other than corporate customer agreements, involving at least $10,000 of obligations or benefits;

    (ii) customer agreements with the ten (10) largest customers;

   (iii) material agreements between the Company or any of its Subsidiaries, on the one hand, and a customer, vendor or supplier, on the other hand;

    (iv) agreements (including written settlement agreements) currently in effect pursuant to which the Company or any of its Subsidiaries licenses the right to use any Intellectual Property (as hereinafter defined) to any person or from any person (indicating which of the Company or its Subsidiaries is currently party to such agreement);

                                     C-1-7

    (v) agreements with any committee or organization of, or representing, customers;

    (vi) employment, severance and consulting agreements with any current or former director, officer or employee which provide for continuing obligations on the part of the Company or any of its Subsidiaries;

   (vii) agreements with any labor union or similar association representing any employee;

  (viii) agreements for the sale or lease (as lessor) by the Company or any of its Subsidiaries of any assets or properties (other than automobiles) in excess of $10,000 per agreement;

    (ix) agreements relating to the acquisition or lease (as lessee) by the Company or any of its Subsidiaries of any assets or properties in excess of $10,000 per agreement;

    (x) agreements relating to the disposition or acquisition of any ownership interest in any person with a book value of $10,000 or more;

    (xi) joint venture, partnership or similar agreements;

   (xii) agreements that materially limit or purport to materially limit the ability of the Company or any of its Subsidiaries to compete in any line of business or with any person or in any geographical area or during any period of time;

  (xiii) agreements relating to the incurrence of more than $10,000 of Indebtedness by the Company or any of its Subsidiaries or restricting the ability of the Company or any of its Subsidiaries to incur Indebtedness;

   (xiv) agreements relating to any Guarantee Obligations (as hereinafter defined) of the Company or any of its Subsidiaries involving more than $10,000 (other than indemnities made in the ordinary course of business which are not material to the Company and its Subsidiaries taken as a whole);

   (xv) agreements relating to the making of any loan or advance by the Company or any of its Subsidiaries other than (x) intercompany loans among the Company and its wholly owned Subsidiaries and (y) those made in the ordinary course of business which are not in excess of $10,000;

   (xvi) agreements providing for the indemnification by the Company or any of its Subsidiaries to any person except those entered into in the ordinary course of business which are not material to the Company and its Subsidiaries taken as a whole;

  (xvii) agreements with any Governmental Entity except those entered into in the ordinary course of business which are not material to the Company and its Subsidiaries taken as a whole and other than tax audit agreements; and

  (xviii) other material Contracts.

    (b) There have been delivered or made available, or will be made available to Investors true and complete copies of all of the written agreements listed in
Section 3.9 of the Company Disclosure Schedule and a written summary of all of the oral agreements, if any, listed in Section 3.9 of the Company Disclosure Schedule. Each material Contract to which the Company or any of its Subsidiaries is a party or by or to which the Company or any of its Subsidiaries or any of their respective assets or properties is bound or subject is in full force and effect and constitutes a legal, valid and binding obligation of the Company or one of its Subsidiaries, as the case may be, and, to the knowledge of the Company, of each other party thereto, enforceable against the Company or one of its Subsidiaries, as the case may be, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at

                                     C-1-8

law). Neither the Company nor any of its Subsidiaries has received any written notice (x) that any such material Contract is not enforceable against any party thereto or (y) of early termination or intention to early terminate from any other party to any such material Contract. Except as set forth in
Section 3.9(b) of the Company Disclosure Schedule, neither the Company or any of its Subsidiaries nor, to the knowledge of the Company, any other party to any such material Contract is in material breach of or material default under any such material Contract.

    (c) As used in this Agreement, "Indebtedness" means, as to any person
(a) all indebtedness of such person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such person in respect of acceptances issued or created for the account of such person and (d) all liabilities secured by any Lien on any property owned by such person even though such person has not assumed or otherwise become liable for the payment thereof. As used in this Agreement, "Guarantee Obligation" means any obligation of (a) the guaranteeing person or (b) another person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any debt, leases, dividends or other obligations (the "primary obligations") of any other third person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of securing the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof, provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.

    3.10  PROPERTIES.

    (a) Section 3.10 of the Company Disclosure Schedule contains a list of all real estate owned, and all material real estate leased, by the Company or any of its Subsidiaries (except any thereof first acquired or leased after the date hereof as permitted by Section 6.1 hereof). Each of the Company and its Subsidiaries has good record and marketable title in fee simple to all material real estate owned by it, and has valid leasehold interests in all material real estate leased by it, in each case, free and clear of all Liens except for Permitted Liens (as hereinafter defined) or as otherwise disclosed in Section
3.10 of the Company Disclosure Schedule. The current use of such material owned and leased real estate by the Company or any of its Subsidiaries does not violate in any material respect the certificate of occupancy thereof or any material local zoning or similar land use or government regulations.

    (b) The Company and its Subsidiaries have good and valid title to all material assets (other than the real property which is represented and warranted in paragraph (a) above) shown on the Balance Sheet or acquired since the date of the Balance Sheet in the ordinary course of business, in each case free and clear of all Liens except for Permitted Liens or as otherwise disclosed in
Section 3.10 of the Company Disclosure Schedule. There is no material defect in the normal operating condition and repair of the equipment owned or leased by the Company and its Subsidiaries.

    (c) As used in this Agreement, "Permitted Liens" means (i) Liens shown on the Balance Sheet as securing specified liabilities or obligations as to which no default exists, (ii) mechanics', carriers', workmen's, repairmen's or other like Liens arising or incurred in the ordinary course of business with

                                     C-1-9
respect to liabilities that are not yet due or delinquent, or which are being contested in good faith by appropriate proceedings, (iii) Liens for Taxes, assessments and other governmental charges which are not due and payable or which may hereafter be paid without penalty or which are being contested in good faith by appropriate proceedings (for which adequate reserves have been made in the Balance Sheet), (iv) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, social security, retirement and other similar legislation for sums not yet due and payable, (v) Liens permitted to be incurred on and after the date hereof in accordance with Section 6.1 hereof, (vi) leases to third parties, and (vii) other imperfections of title or encumbrances, which, individually or in the aggregate, would not materially detract from the value of the property or asset to which it relates or materially impair the ability of Investors or the

    Company to use the property or asset to which it relates in substantially the same manner as it was used by the Company prior to the Closing Date.

    3.11  INTELLECTUAL PROPERTY.

    (a) Except as set forth in Section 3.11 of the Company Disclosure Schedule, the Company or one of its Subsidiaries owns or has the right to use, sell or license the Intellectual Property (as hereinafter defined), free and clear of all Liens. Section 3.11 of the Company Disclosure Schedule sets forth a complete and accurate list of all material federal, state and foreign patents and patent applications, trademark or service mark applications and registrations and copyright registrations and applications, each as owned by the Company or one of its Subsidiaries (indicating which of the Company and its Subsidiaries owns such rights). Except as set forth in Section 3.11 of the Company Disclosure Schedule, either the Company or one of its Subsidiaries currently is listed in the records of the appropriate United States, state or foreign agency as the sole owner of record for each application and registration listed on Section 3.11 of the Company Disclosure Schedule. As used in this Agreement, "Intellectual Property" means all material intellectual property rights used in the business of the Company or any of its Subsidiaries as currently conducted, including, without limitation, all patents and patent applications; trademarks, trademark registrations and applications; trade names; service marks and service mark registrations and applications; copyrights and copyright registrations and applications; computer programs; technology, know-how, trade secrets, proprietary processes and formulae.

    (b) The material registrations listed on Section 3.11 of the Company Disclosure Schedule are valid, subsisting, in proper form and enforceable, and have been duly maintained, including the submission of all necessary filings in accordance with the legal and administrative requirements of the appropriate jurisdictions. Unless otherwise indicated on Section 3.11 of the Company Disclosure Schedule, the material registrations and applications listed on
Section 3.11 of the Company Disclosure Schedule have not lapsed, expired or been abandoned, and no material application or registration therefor is the subject of any pending, existing or, to the knowledge of the Company, threatened opposition, interference or cancellation proceeding before any registration authority in any jurisdiction.

    (c) Except as set forth on Section 3.11 of the Company Disclosure Schedule,
(i) the conduct of the businesses of the Company and its Subsidiaries does not infringe upon any proprietary right owned or controlled by any third party in a manner likely to result in a material liability to the Company or any of its Subsidiaries and (ii) there are no claims or suits pending or, to the knowledge of the Company, threatened, and neither the Company nor any of its Subsidiaries has received any notice of a claim or suit (A) alleging that the Company's or any of its Subsidiaries' activities or the conduct of their business infringes upon or constitutes the unauthorized use of the proprietary rights of any third party or (B) challenging the ownership, use, validity or enforceability of the Intellectual Property.

    (d) Except as set forth on Section 3.11 of the Company Disclosure Schedule, to the knowledge of the Company, no third party is infringing upon any Intellectual Property owned or controlled by the Company or any of its Subsidiaries and no such claims have been made by the Company or any of its Subsidiaries.

                                     C-1-10

    (e) Except as set forth on Section 3.11 of the Company Disclosure Schedule, to the knowledge of the Company, there are no judgments or orders which restrict the Company's or any of its Subsidiaries' rights to use any Intellectual Property, and no concurrent use or other agreements (aside from license and other like agreements) which restrict the Company's or any of its Subsidiaries' rights to use any Intellectual Property owned by the Company and its Subsidiaries.

    (f) The consummation of the transactions contemplated hereby will not result in the loss or impairment of the Company's or any of its Subsidiaries' right to own or use any of the Intellectual Property nor will it require the consent of any Governmental Entity or third party in respect of any such Intellectual Property.

    3.12  EMPLOYEE BENEFITS; ERISA

    (a) Section 3.12(a) of the Company Disclosure Schedule contains a true and complete list of each material bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance, change-in-control, termination pay, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit-sharing, pension, or retirement plan, program, agreement or arrangement, and each other material employee benefit plan, program, agreement or arrangement, if any, sponsored, maintained or contributed to or required to be contributed to by the Company, any of its Subsidiaries or by any trade or business, whether or not incorporated (an "ERISA Affiliate"), that together with the Company would be deemed a "single employer" within the meaning of Section 4001(b)(1) of ERISA, for the benefit of any employee or former employee of the Company, any of its Subsidiaries or any ERISA Affiliate (the "Plans"). The Plans that are "employee welfare benefit plans," or "employee pension benefit plans" as such terms are defined in Sections 3(1) and 3(2) of ERISA are hereinafter referred to collectively as the "ERISA Plans". None of the Company, any of its Subsidiaries, or any ERISA Affiliate has any commitment to create any additional Plan or, except as contemplated by Section 6.12(b) hereof, modify or change any existing Plan that would affect any employee or former employee of the Company, any of its Subsidiaries or any ERISA Affiliate except to the extent that any such creation, modification or change is, individually or in the aggregate, not likely to result in a material liability of the Company or any of its Subsidiaries.

    (b) With respect to each of the Plans, the Company has heretofore delivered or made available, or will make available to Investors true, correct and complete copies of each of the following documents:

    (i) the Plan documents (including all amendments thereto) for each written Plan;

    (ii) the annual report or Internal Revenue Service Form 5500 Series, if required under ERISA, with respect to each such Plan for the last Plan year ending prior to the date of this Agreement for which such a report was filed; and

   (iii) the actuarial report, if required under ERISA, with respect to each such Plan for the last Plan year ending prior to the date of this Agreement.

    (c) No liability under Title IV of ERISA has been incurred by the Company, any of its Subsidiaries or any ERISA Affiliate since its inception that has not been satisfied in full, and no condition exists that presents a material risk to the Company, any of its Subsidiaries or any ERISA Affiliate of incurring a material liability under such Title.

    (d) None of the Company, any of its Subsidiaries, any ERISA Affiliate, any of the ERISA Plans, any trust created thereunder, nor, to the knowledge of the Company, any trustee or administrator thereof, has engaged in a transaction or has taken or failed to take any action in connection with which the Company, any of its Subsidiaries or any ERISA Affiliate could reasonably be expected to be subject to any material liability for either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section
4975(a) or (b), 4976 or 4980B of the Code.

                                     C-1-11

    (e) Each of the Plans has been operated and administered in all material respects in accordance with applicable laws, including, but not limited to, ERISA and the Code.

    (f) Each of the ERISA Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code has received a determination letter from the Internal Revenue Service (the "IRS") stating that it is so qualified or has applied to the IRS for such a determination and, to the knowledge of the Company, no event has occurred that will or is likely to give rise to disqualification of any such Plan or trust created thereunder.

    (g) Except as set forth in Section 3.12(h) of the Company Disclosure Schedule, no amounts payable under the Plans or any other contract, agreement or arrangement to which the Company, any of its Subsidiaries or any ERISA Affiliate is likely, as a result of the transactions contemplated hereby, to fail to be deductible for federal income tax purposes by virtue of Section 280G of the Code.

    (h) Except as set forth in Section 3.12(i) of the Company Disclosure Schedule, the consummation of the transactions contemplated by this Agreement will not (i) entitle any current or former employee or officer of the Company, any of its Subsidiaries or any ERISA Affiliate to severance pay, unemployment compensation or any other similar termination payment or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such employee or officer.

    (i) All Plans covering foreign employees of the Company or the Subsidiaries comply in all material respects with applicable local law. The Company and the Subsidiaries have no material unfunded liabilities with respect to any pension plan which covers foreign employees.

    3.13  TAXES.  Except as set forth in Section 3.13 of the Company Disclosure
Schedule:

    (a) Giving effect to all extensions obtained, each of the Company and its Subsidiaries has (i) duly and timely filed (or there has been filed on its behalf) with the appropriate Governmental Entities all Tax Returns (as hereinafter defined) required to be filed by it, and all such Tax Returns are true, correct and complete in all respects and (ii) timely paid (or there has been paid on its behalf) all Taxes, due or claimed to be due from it by any taxing authority, except for Taxes which are being contested in good faith by appropriate proceedings (for which adequate reserves determined in accordance with GAAP have been made in the Balance Sheet);

    (b) The reserves for Taxes (determined in accordance with GAAP), if any, reflected in the Annual Financial Statements are adequate for the payment of all Taxes incurred or which may be incurred by the Company and its Subsidiaries through the date thereof. Since the date of the Annual Financial Statements, none of the Company or any of its Subsidiaries has incurred any liability for Taxes other than in the ordinary course of business;

    (c) None of the Company or any of its Subsidiaries is a party to, is bound by, or has any obligation under, any Tax sharing or allocation agreement, Tax indemnification agreement or similar contract or arrangement;

    (d) No power of attorney has been granted by or with respect to the Company or any of its Subsidiaries with respect to any matter relating to Taxes;

    (e) None of the Company or any of its Subsidiaries has filed a consent pursuant to Section 341(f) of the Code (or any predecessor provision) or agreed to have Section 341(f)(2) of the Code apply to any disposition of a subsection
(f) asset (as such term is defined in Section 341(f)(4) of the Code) owned by the Company or any of its Subsidiaries;

    (f) For purposes of this Agreement, (i) "Taxes" (including, with correlative meaning, the term "Tax") means all taxes, charges, fees, levies, penalties or other assessments imposed by any federal, state, local or foreign taxing authority, including, but not limited to, income, gross receipts, excise, property, sales, use, transfer, franchise, payroll, withholding, social security or other taxes, including any

                                     C-1-12
interest, penalties or additions attributable thereto, and (ii) "Tax Return" means any return, report, information return or other document (including any related or supporting information) with respect to Taxes.

    3.14  ENVIRONMENTAL LAWS.

    (a) Except as disclosed in Section 3.14 of the Company Disclosure Schedule,
(i) the Company and its Subsidiaries have complied with, and are currently in compliance with, all applicable Environmental Laws (as hereinafter defined);
(ii) the properties presently or, to the knowledge of the Company, formerly owned or operated by the Company or its Subsidiaries (including, without limitation, soil, groundwater or surface water on or under the properties, and buildings thereon) (the "Real Properties") do not contain any Hazardous Substance (as hereinafter defined), other than, to the knowledge of the Company, as would not require investigation or remediation under applicable Environmental Law (provided, however, that with respect to Real Properties formerly owned or operated by the Company, such representation is limited to the period prior to the disposition of such Real Properties by the Company or one of its Subsidiaries); (iii) neither the Company nor any of its Subsidiaries has received any notices, demand letters or requests for information from any Governmental Entity or any third party alleging that the Company is in violation of, or liable under, any Environmental Law and none of the Company, its Subsidiaries or the Real Properties are subject to any court order, administrative order or decree arising under any Environmental Law and (iv) no Hazardous Substance has been disposed of, transferred, released or transported from any of the Real Properties during the time such Real Property was owned or operated by the Company or one of its Subsidiaries in violation of applicable Environmental Law or, to the knowledge of the Company, to a site that is listed or proposed for listing on the National Priorities List or the CERCLIS List compiled pursuant to the federal Comprehensive Environmental Response, Compensation and Liability Act or to a site that is listed or proposed for listing pursuant to a state environmental remediation statute or that otherwise requires remediation under such laws.

    (b) As used in this Agreement, "Environmental Law" means any applicable Federal, state, foreign or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any Governmental Entity, (i) relating to the protection, preservation or restoration of the environment (including, without limitation, air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, release or disposal of Hazardous Substances, in each case as now in effect, but excluding in any case the Occupational Safety & Health Act and any other applicable law regulating workplace health or safety. As used in this Agreement, "Hazardous Substance" means any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including, without limitation, petroleum products or fractions or derivatives thereof, or any substance containing any such substance as a component.

    (c) Notwithstanding the generality of any other representation and warranty in this Agreement, with respect to the matters covered by this Section 3.14,
(i) the representations and warranties contained in Sections 3.4, 3.6 and 3.7 hereof and this Section 3.14 shall be deemed to be the sole and exclusive representations and warranties made by the Company concerning Environmental Matters, (ii) no other representation or warranty contained in this Agreement shall apply to any Environmental Matters (as hereinafter defined) and (iii) no other representation or warranty, express or implied, is being made with respect to Environmental Matters. As used in this Agreement, "Environmental Matters" shall mean any matter arising out of, relating to or resulting from contamination, protection of the environment, health or safety of humans, releases of Hazardous Substances into air, water vapor, surface water, groundwater, surface land, subsurface land, plant and animal life and any other natural resources, or resulting from the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, release, or disposal of Hazardous Substances.

                                     C-1-13

    3.15  LABOR AND EMPLOYMENT MATTERS.

    (a) Except to the extent set forth in Section 3.15(a) of the Company Disclosure Schedule: (i) there is no material labor strike, dispute, slowdown, stoppage or lockout actually pending, or to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries, and since inception there has not been any such action; (ii) no union claims to represent the employees of the Company or any of its Subsidiaries;
(iii) neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining or similar agreement with any labor organization, or work rules or practices agreed to with any labor organization or employee association applicable to employees of the Company or any of its Subsidiaries;
(iv) none of the employees of the Company or any of its Subsidiaries is represented by any labor organization and the Company does not have any knowledge of any material current union organizing activities among the employees of the Company or any of its Subsidiaries, nor does any question concerning representation exist concerning such employees; (v) there are no material written personnel policies, rules or procedures generally applicable to the employees of the Company or any of its Subsidiaries, other than those set forth in Section 3.15(a) of the Company Disclosure Schedule, true and correct copies of which have heretofore been delivered or made available or will be made available to Investors; (vi) the Company and each of its Subsidiaries are, and have at all times been, in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health, and the Company and each of its Subsidiaries are not engaged in any unfair labor practices as defined in the National Labor Relations Act or other applicable law, ordinance or regulation; (vii) there is no unfair labor practice charge or complaint against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened before the National Labor Relations Board or any similar state or foreign agency; (viii) there is no material grievance arising out of any collective bargaining agreement or other grievance procedure against the Company or any of its Subsidiaries pending or, to the knowledge of the Company, threatened; (ix) to the knowledge of the Company, no material charges with respect to or relating to the Company or any of its Subsidiaries are pending before the Equal Employment Opportunity Commission or any other federal, state, local or foreign agency responsible for the prevention of unlawful employment practices; (x) neither the Company nor any of its Subsidiaries has received notice of the intent of any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws to conduct an investigation with respect to or relating to the Company or any of its Subsidiaries and, to the knowledge of the Company, no such investigation is in progress; and (xi) there are no material complaints, lawsuits or other proceedings pending or, to the knowledge of the Company, threatened in any forum by or on behalf of any present or former employee of the Company or any of its Subsidiaries, any applicant for employment or classes of the foregoing alleging breach of any express or implied contract or employment, any law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

    (b) Since inception neither the Company nor any of its Subsidiaries has effectuated (i) a "plant closing" (as defined in the Worker Adjustment and Retraining Notification Act (the "WARN Act")) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries; or (ii) a "mass layoff" (as defined in the WARN Act) affecting any site of employment or facility of the Company or any of its Subsidiaries; nor has the Company or any of its Subsidiaries been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local law. Except as set forth in Section 3.15(b) of the Company Disclosure Schedule, none of the Company's or any of its Subsidiaries' employees has suffered an "employment loss" (as defined in the WARN Act) since six (6) months prior to the date of this Agreement.

                                     C-1-14

    3.16  COMPLIANCE WITH LAWS.

    (a) Each of the Company and its Subsidiaries is in compliance in all material respects with all material laws, statutes, orders, rules, regulations, ordinances and judgments of any Governmental Entity, holds all material Permits (as hereinafter defined) that are necessary to the conduct of its business or the ownership of its properties, and is in compliance in all material respects with each such Permit. As used in this Agreement, "Permits" means, as to any person, all licenses, permits, franchises, orders, approvals, concessions, registrations, authorizations and qualifications with and under all federal, state, local or foreign laws and Governmental Entities and all industry or other nongovernmental self-regulatory organizations that are issued to such person.

    (b) Except as disclosed in Section 3.16 of the Company Disclosure Schedule, since inception, none of the Company or any of its Subsidiaries has received any written or any other communication from any Governmental Entity asserting that the Company or any of its Subsidiaries is not in compliance in any material respect with any applicable material law or Permit.

    3.17 AFFILIATE TRANSACTIONS. Section 3.17 of the Company Disclosure Schedule contains a summary of all material transactions since inception and all currently proposed material transactions between the Company or any of its Subsidiaries, on the one hand, and any current or former director or officer of the Company or any of its Subsidiaries or any such director's or officer's affiliates known as such to the Company, or any entity known as such to the Company, in which any such director, officer or affiliate has a direct or indirect material interest, other than standard employment agreements or arrangements and employee benefit plans.

    3.18 BROKERS OR FINDERS. Neither the Company nor any of its Subsidiaries has any liability to any agent, broker, investment banker, financial advisor or other firm or person for any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

    3.19 REGISTRATION RIGHTS. Except as otherwise disclosed to Investor in writing, the Company is not currently under any obligation to register under the Securities Act of 1933, as amended (the "Act") any of its presently outstanding securities or any of its securities which may hereafter be issued.

    3.20 DISCLOSURES. No representation, warranty or statement by the Company in this Agreement, or in any written statement or certificate furnished to the Investors pursuant to this Agreement, contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, not misleading. However, as to any projections furnished to the Investors, such projections were prepared in good faith by the Company, but the Company makes no representation or warranty that it will be able to achieve such projections. The Company has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Shares.

                                   SECTION 4

                REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

    Each Investor hereby represents and warrants to the Company with respect to its purchase of the Shares as follows:

    4.1 AUTHORIZATION. This Agreement, when executed and delivered by the Investor, will constitute the Investor's valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

                                     C-1-15

    4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Series A Preferred to be received by the Investor and the Common Stock issuable upon conversion of the Series A Preferred (collectively, the "Securities") will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Investor represents that it has the full power and authority to enter into this Agreement.

    4.3 INVESTMENT EXPERIENCE. The Investor is an investor that acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock or Series A Preferred. If other than an individual, the Investor also represents it has not been organized solely for the purpose of acquiring the Common Stock or Series A Preferred, or if the Investor has been organized solely for the purpose of acquiring the Common Stock or Series A Preferred, that all of the equity owners of the Investor are "accredited investors" as defined below.

    4.4 ACCREDITED INVESTOR. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

    4.5 NO PUBLIC MARKET. Each Investor understands that no public market now exists for any of the securities issued by the Company (except for the Common Stock) and that it is unlikely that a public market will ever exist for the Shares.

    4.6 RECEIPT OF INFORMATION. Each Investor has received and reviewed this Agreement and all Exhibits thereto; it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of, the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain all information it or they believe necessary or appropriate to evaluate the suitability of an investment in the Common Stock or Series A Preferred; and, in evaluating the suitability of an investment in the Common Stock or Series A Preferred, it and they have not relied upon any representations or other information (whether oral or written) other than as set forth in the documents and answers referred to above.

    4.7 RESTRICTED SECURITIES. The Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In addition, the Investor represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

    4.8 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless:

    (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement;

    (b) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition,

                                     C-1-16
and if requested by the Company, the Investor shall have furnished the Company with either (i) an unqualified written opinion of counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company's counsel to the effect that the proposed transfer may be effected without registration under the Act or
(ii) a "No Action" letter from the Securities and Exchange Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Securities and Exchange Commission that action be taken with respect thereto, whereupon the holder of such Securities shall be entitled to transfer such Securities in accordance with the terms of the notice delivered by the Holder to the Company; or

    (c) The Investor shall have sold, assigned, transferred, pledged or otherwise disposed of the Securities in a transaction involving the distribution without consideration of the Securities by the Investor to any of its partners or retired partners, or to the estate of any of its partners or retired partners, or in a transaction involving the transfer or distribution of the Securities by a corporation to any subsidiary, parent or affiliated corporation of such corporation; provided in each case that the Investor shall give written notice to the Company of such Investor's intention to effect such transfer, sale, assignment, pledge or other disposition. The Investor will cause any such proposed purchaser, assignee, transferee or pledgee of any Securities held by the Investor to agree to take and hold such Securities subject to the provisions and upon the conditions specified in this Agreement.

    4.9 LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

    (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT."

    (b) Any legend required by the laws of the State of Nevada, including any legend required by the Nevada Department of Corporations.

    4.10 GOVERNMENT CONSENTS. Other than securities law filings required to be made by the Company, no consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby.

    4.11 FINANCIAL STATEMENTS. Investor will provide to the Company its unaudited balance sheet as of April 30, 2001 and the related statements of income, changes in stockholders' equity, and cash flows for the prior fiscal year, and the notes and schedules thereto, ceritfied by the chief financial officer of the Company (the "Annual Financial Statements" or "Balance Sheet"). The Annual Financial Statements fairly present in all material respects the financial condition of the Company and its Subsidiaries as of their respective dates and the results of their operations and their cash flows for the periods then ended, and have all been prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently throughout the periods involved, except as disclosed therein.

    4.12 AGREEMENTS. Investor has provided true and correct copies of its agreements with Stewart Information Services Corporation and United Advertising Publications, Inc. and will provide copies of any amendments to such agreements that are made prior to Closing.

    4.13 ACCESS TO INFORMATION. From the date of this Agreement until the Closing Date (or the termination of this Agreement), Investors will provide reasonable access, upon reasonable notice during normal business hours, to its properties, books, contracts and commitments and shall furnish to

                                     C-1-17

Company all information concerning its business, properties and personnel as may reasonably be requested. All such information as may be furnished by or on behalf of the Investors or any of its Subsidiaries to Company or its Representatives pursuant to this Section 4.13 shall be and remain confidential. No investigation pursuant to this Section 4.13 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

    4.14 TRANSFERABILITY OF HARMON HOMES ADVERTISING CREDITS. Investor's current agreement with Harmon Homes for prepaid advertising credits provides for the assignability of such credits under the circumstances of the transactions contemplated by this Agreement.

                                   SECTION 5

                       CONDITIONS TO CLOSING OF INVESTORS

    The Investors' obligations to purchase the Shares at the Closing or at any Subsequent Closing are, at the option of each Investor, subject to the fulfillment on or prior to the Closing Date or at any Subsequent Closing Date of the following conditions:

    5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date, or the Subsequent Closing Date, as the case may be, with the same force and effect as if they had been made on and as of said date.

    5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date or the Subsequent Closing Date, as the case may be, shall have been performed or complied with in all material respects.

    5.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Investors a certificate executed by the President of the Company, dated the Closing Date or the Subsequent Closing Date, as the case may be, and certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2, and 5.7 of this Agreement, and that he has made, or caused to be made, such investigations as he deemed necessary in order to permit him to verify the accuracy of the information set forth in such certificate.

    5.4 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Shares and the Conversion Stock.

    5.5 BOARD OF DIRECTORS. On or before the Closing, the Bylaws of the Company shall provide for a flexible number of directors from three to twelve and fixing the current number of directors at nine. The composition of the Board of Directors at the Closing shall at least consist of Ted C. Jones, James Sherry, Thomas Chaffee, and Joseph Harker. On or before the close of business on June 6, 2001, the Bylaws of the Company shall have been amended to increase the current number of directors from five to nine, and Ted C. Jones, James Sherry, Thomas Chaffee, and Joseph Harker shall be added to the Board of Directors by unanimous written consent of the existing five directors of the Company. Contemporaneously with the Closing, Investor will submit its request in writing identifying those current directors from whom the Company agrees to deliver written resignations, and the Company and such directors shall so comply.

    5.6 RESTATED CERTIFICATE. The Restated Certificate shall have been filed with the Secretary of State of the State of Nevada.

    5.7 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the Company's business or financial condition.

                                     C-1-18

    5.8 SHAREHOLDER RATIFICATION. The Company shall deliver to Investors a certificate certifying that a majority of shareholders of Common Stock have ratified and approved the transactions contemplated by this Agreement.

    5.9 PARTICIPATION IN PREPARATION OF PROXY MATERIALS. Company shall include Investor and/or its representative and counsel in the process of preparing and formulating the Company's proxy materials for submission to shareholders in connection with the proposed annual meeting of shareholders tentatively scheduled for July 10, 2001.

                                   SECTION 6

                     COMPANY COVENANTS AND OTHER AGREEMENTS

    6.1 CONDUCT OF BUSINESS. Except as contemplated by this Agreement or with the prior written consent of Investors (which consent shall not be unreasonably withheld or delayed) during the period from the date of this Agreement to the Closing Date, the Company shall, and shall cause each of its Subsidiaries to, conduct its operations only in the ordinary course of business consistent with past practice and shall use all reasonable efforts, and shall cause each of its Subsidiaries to use all reasonable efforts, to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its material relationships with licensors, licensees, franchisors, franchisees, customers, suppliers, employees and any others having business dealings with it. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, or as disclosed in
Section 6.1 of the Company Disclosure Schedule, the Company shall not, and shall not permit any of its Subsidiaries to, prior to the Closing Date, without the prior written consent of Investors (which consent shall not be unreasonably withheld or delayed) to:

    (a) adopt any amendment to its certificate of incorporation or by-laws or comparable organizational documents;

    (b) except for issuances of capital stock of the Company's Subsidiaries to the Company or a wholly owned Subsidiary of the Company, issue, reissue, sell, deliver or pledge or authorize or propose the issuance, reissuance, sale, delivery or pledge of additional shares of capital stock of any class, or any securities convertible into capital stock of any class, or any rights, warrants or options to acquire any convertible securities, or capital stock;

    (c) declare, set aside or pay any dividend or other distribution (whether in cash, securities or property or any combination thereof) in respect of any class or series of its capital stock, except that any wholly owned Subsidiary of the Company may pay dividends to the Company or any of the Company's other wholly owned Subsidiaries;

    (d) adjust, split, combine, subdivide, reclassify or redeem, purchase or otherwise acquire, or propose to redeem or purchase or otherwise acquire, any shares of its capital stock, or any of its other securities (other than as permitted by Section 6.1(f) hereof);

    (e) (i) sell, lease, transfer or dispose of any material assets or rights,
(ii) permit any asset to suffer any Lien thereupon, except for any such Liens existing on the date hereof and for Permitted Liens, or (iii) acquire any material assets or rights, unless in the case of clauses (i), (ii) and (iii) of this Section 6.1(e), (A) in the ordinary course of business consistent with past practice or (B) pursuant to obligations in effect on the date hereof;

    (f) (i) incur, assume or refinance any Indebtedness, (ii) assume, guarantee, endorse or otherwise become liable (whether directly, contingently or otherwise) for any Guarantee Obligations of any other person or (iii) make any loans, advances or capital contributions to, or investments in, any other person, unless in the case of clauses (i), (ii) and (iii) of this Section 6.1(f),
(A) in the ordinary course of business consistent with past practice or
(B) pursuant to obligations in effect on the date hereof;

                                     C-1-19

   (g) pay, discharge or satisfy any liability, obligation, or Lien (absolute, accrued, asserted or unasserted, contingent or otherwise) of the Company or any of its Subsidiaries, other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice, or in accordance with their terms, of claims, liabilities or obligations of the Company or its Subsidiaries (i) reflected or reserved against the Balance Sheet or
(ii) incurred in the ordinary course of business since the date of the Balance Sheet;

    (h) change any of the accounting or tax principles, practices or methods used by the Company (except as required by GAAP or applicable law);

    (i) make any change in the compensation payable or to become payable to any of its officers, directors, employees, agents or consultants (other than normal salary or wage increases in the ordinary course of business and consistent with past practice), enter into or amend any employment, severance, termination or other agreement or employee benefit plan or make any loans to any of its officers, directors, employees, agents or consultants (other than routine advances in the ordinary course of business and consistent with past practice), whether contingent on consummation of the transactions contemplated hereby or otherwise;

    (j) pay, agree to pay or make any accrual or arrangement for payment of any pension, retirement allowance or other employee benefit pursuant to any existing plan, agreement or arrangement to any officer, director or employee or pay or agree to pay or make any accrual or arrangement for payment to any employees of the Company or any of its Subsidiaries of any amount relating to unused vacation days, except in the ordinary course of business and consistent with past practice or as permitted by this Agreement;

    (k) make or authorize any capital expenditures except in the ordinary course consistent with past practice;

    (l) settle or compromise any material Tax liability;

   (m) (i) enter into, amend or terminate early any material Contract, except in the ordinary course of business consistent with past practice, or (ii) knowingly take any action or fail to take any action that, with or without either notice or lapse of time, would constitute a material default under any material contract;

    (n) make any payments, loans, advances or other distributions to, or enter into any transaction, agreement or arrangement with, the Stockholders, their affiliates, associates or family members (other than compensation payable and routine advances in the ordinary course of business and consistent with past practice to Stockholders who are also employees or consultants);

    (o) make any change in its accounts payable practices generally;

    (p) terminate or amend or fail to perform any of its obligations or permit any material default to exist or cause any material breach under, or enter into (except for renewals in the ordinary course of business consistent with past practice), any material policy of insurance;

    (q) dispose of or permit to lapse any Intellectual Property;

    (r) modify, amend or enter into any collective bargaining agreement;

    (s) file any income Tax Return or pay any income Tax shown to be due thereon or make any material elections with respect to Taxes with respect to such Tax Returns; or

    (t) take, or agree in writing or otherwise to take, any of the foregoing actions.

    6.2 NO SOLICITATION. Unless and until this Agreement is terminated in accordance with its terms, the Company shall not, directly or indirectly, solicit or initiate discussions with, enter into negotiations or agreements with, or furnish any information about the Company that is not publicly available to, or

                                     C-1-20
otherwise assist, facilitate or encourage, any entity, person or group (other than Investors, an affiliate of Investors or their authorized representatives) concerning any proposal for a merger, sale of substantial assets, sale of any shares of capital stock or rights to acquire any shares of capital stock, recapitalization or other business combination transaction involving the Company or any of its Subsidiaries (a "Competing Transaction"). The Company and the Stockholders shall instruct the respective officers, directors, employees, advisors, affiliates, counsel and agents (collectively, "Representatives") of the Company and its Subsidiaries not to take any action contrary to the provisions of the previous sentence. The Company shall notify Investors immediately in writing if the Company becomes aware that any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated with, the Company or its Subsidiaries with respect to a Competing Transaction.

    6.3 ACCESS. From the date of this Agreement until the Closing Date (or the termination of this Agreement), the Company shall (and shall cause each of its Subsidiaries to) afford to Investors and its Representatives reasonable access, upon reasonable notice during normal business hours, to all its properties, books, contracts, commitments, personnel and records and shall (and shall cause each of its Subsidiaries to) furnish promptly to Investors all information concerning its business, properties and personnel as may reasonably be requested. All such information as may be furnished by or on behalf of the Company or any of its Subsidiaries to Investors or its Representatives pursuant to this Section 6.3 shall be and remain confidential. No investigation pursuant to this Section 6.3 shall affect any representation or warranty in this Agreement of any party hereto or any condition to the obligations of the parties hereto.

    6.4 NOTIFICATION OF CERTAIN MATTERS. Each of the Company and Investors shall promptly advise the other party orally and in writing of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect or (ii) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement or (iii) any event or change or impending occurrence of any event or change of which it has knowledge and which has resulted, or which, insofar as can reasonably be foreseen, is likely to result, in any of the conditions to the transactions contemplated hereby set forth in this Agreement not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

    6.5 FURTHER ASSURANCES. In the event that at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, the proper officers and/or directors of the Company and Investors shall take such necessary action.

    6.6  REASONABLE EFFORTS.

    (a) Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, (i) the preparation and filing of all applicable forms under applicable laws or creation of additional documents and agreements,
(ii) such actions as may be required to be taken under applicable state securities or "blue sky" laws in connection with the issuance of the Shares to Investors contemplated hereby, (iii) the preparation and filing of all other forms, registrations and notices required to be filed to consummate the transactions contemplated by this Agreement and the taking of such actions as are necessary to obtain any requisite consents, approvals, authorizations or orders of any Governmental Entity or third party and (iv) the satisfaction of all conditions to the Closing.

                                     C-1-21

    (b) Each party shall promptly consult with the other with respect to and provide any necessary information not subject to legal privilege with respect to and provide the other (or its counsel) copies of, all filings made by such party with any Governmental Entity or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated by this Agreement (except personal information with respect to officers and directors). Each party hereto shall promptly inform the other of any material communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement. If any party or affiliate thereof receives a request for additional information or documentary material from any such Governmental Entity with respect to the transactions contemplated by this Agreement, then such party will endeavor in good faith to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

    (c) Notwithstanding the foregoing, nothing in this Agreement shall be deemed to require Investors to enter into any agreement with any Governmental Entity or to consent to any order, decree or judgment requiring Investors to hold separate or divest, or to restrict the dominion or control of Investors or any of its affiliates over any other business of Investors, its affiliates or the Company and its Subsidiaries. In addition, no party hereto shall take any action after the date hereof that could reasonably be expected to materially delay the obtaining of, or result in not obtaining, any permission, approval or consent from any Governmental Entity necessary to be obtained prior to the Closing.

    6.7 DISCLOSURE SUPPLEMENTS. Prior to the Closing, the Company shall supplement or amend the Company Disclosure Schedules with respect to any matter hereafter arising or any information obtained after the date hereof which, if existing, occurring or known at or prior to the date of this Agreement, would have been required to be set forth or described in such schedule or which is necessary to complete or correct any information in such schedule or in any representation and warranty which has been rendered inaccurate thereby; provided, however, that no such supplement or amendment shall affect the representations, warranties, covenants or agreements of the parties hereto or the conditions to the obligations of the parties under this Agreement. It is agreed that the Company may submit the disclosure schedules following the execution of this Agreement but in no event later than June 16, 2001.

    6.8 PUBLICITY. The initial press release relating to this Agreement shall be a joint press release and, thereafter, the Company and Investors shall consult with each other prior to issuing any press releases or otherwise making public statements with respect to the transactions contemplated by this Agreement.

    6.9 TAKEOVER STATUTES. If any Takeover Statute is or may become applicable to the transactions contemplated by this Agreement, each of the Company and Investors and their respective Boards of Directors shall grant such approvals and take such actions as are necessary so that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated thereby and otherwise to act to eliminate or minimize the effects of any such Takeover Statute on any of the transactions contemplated by this Agreement.

    6.10 CERTAIN ACTIONS. Each of the parties hereto shall not take any action that would, or that could reasonably be expected to, result in any of the conditions to their respective obligations to consummate the transactions contemplated hereby set forth in this Agreement not being satisfied.

                                   SECTION 7

                                   CONDITIONS

    7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE ACQUISITION. The respective obligation of each party hereto to consummate the transactions contemplated hereby are subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions:

                                     C-1-22

    (a) NO INJUNCTIONS OR RESTRAINTS. (i) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing or materially restricting the consummation of the transactions contemplated hereby shall be in effect (each party agreeing to use all reasonable efforts to have any such order reversed or injunction lifted) and (ii) no action by any Governmental Entity shall be pending seeking to prevent or materially restrict the consummation of the transactions contemplated hereby; provided, however, that the conditions set forth in the preceding clause (ii) shall not be a condition to Investors' obligations unless Investors has complied in all material respects with their obligations hereunder.

    (b) REGULATORY APPROVALS. (i) All authorizations, consents, orders or approvals of those Governmental Entities listed in any Company Disclosure Schedule shall have been obtained and (ii) all other authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any Governmental Entity, the failure of which to be obtained, made or occurred would have a Company Material Adverse Effect or a Investors Material Adverse Effect, shall have been obtained, made or occurred; provided, however, that the condition set forth in the preceding clause (ii) shall not be a condition to Investors' obligations unless Investors has complied in all material respects with their obligations hereunder. Investors shall have received all state securities or "blue sky" permits and other authorizations necessary to issue or cause the issuance of the Series A Preferred Stock and Common Stock pursuant to this Agreement.

    (c) THIRD-PARTY CONSENTS. All consents of those third parties listed in the Company Disclosure Schedule shall have been obtained on terms reasonably acceptable to Investors.

    7.2 CONDITIONS TO OBLIGATIONS OF INVESTORS. The obligation of Investors to effect the transactions contemplated hereby are also subject to the satisfaction, on or prior to the Closing Date, of the following additional conditions unless waived by Investors:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and the Stockholders set forth in this Agreement (i) that are qualified as to materiality shall be true, complete and correct in all respects and (ii) that are not so qualified shall be true, complete and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that the accuracy of the representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be determined as of such date) and, in each case except for changes expressly permitted by this Agreement.

    (b) PERFORMANCE OF OBLIGATIONS OF THE COMPANY. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

    (c) CERTIFICATE. Investors shall have received a certificate, dated the Closing Date, signed on behalf of the Company by its chief executive officer and its chief financial officer to the effect that the conditions set forth in Sections 7.1(a), 7.2 (a); 7.2(b) and 7.2(e) have been satisfied.

    (d) NO MATERIAL ADVERSE CHANGE. No change or development, or combination of changes or developments, shall have occurred which would have a Company Material Adverse Effect.

    (e) CORPORATE ACTION. Investors shall have received from the Company
(i) copies of resolutions of the Company's Board of Directors approving this Agreement and the transactions contemplated hereby, certified on behalf of the Company by its corporate secretary, and (ii) a certificate of existence and of good standing from the Secretary of State of the State of Nevada for the Company dated as of a date not more than ten (10) days prior to the Closing Date.

    (f) NO MATERIAL JUDGMENTS OR CLAIMS. (i) No judgment shall have been entered against the Company or any of its Subsidiaries in respect of a claim for personal injury and/or property damage the uninsured portion of which exceeds by more than $10,000 and (ii) no claim for personal injury and/or

                                     C-1-23
property damage shall have been asserted against the Company or any of its Subsidiaries which is not frivolous and with respect to which the uninsured portion of any damages which can reasonably be expected to be recovered exceeds $10,000.

    (g) SATISFACTORY DUE DILIGENCE. Investors shall be satisfied with the results of its due diligence examination of the Company, including but not limited to the results of any and all financial, technical, and legal audits of the Company, and such due diligence period shall last, at Investors's discretion for a period of thirty (30) days following the execution of this Agreement.

    7.3 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to consummate the transactions contemplated hereby is also subject to the satisfaction of the following additional conditions, on or prior to the Closing Date, unless waived by the Company (as hereinafter defined):

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of Investors set forth in this Agreement (i) that are qualified as to materiality shall be true, complete and correct in all respects and (ii) that are not so qualified shall be true, complete and correct in all material respects, in each case as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except that the accuracy of the representations and warranties that by their terms speak as of the date of this Agreement or some other date shall be determined as of such date).

    (b) PERFORMANCE OF OBLIGATIONS OF INVESTORS. Investors shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

    (c) CERTIFICATES. The Stockholders shall have received a certificate, dated the Closing Date, signed on behalf of Investors by its chief executive officer and its chief financial officer to the effect that the conditions set forth in Sections 7.3(a), 7.3(b) and 7.3(d) have been satisfied.

    (d) NO MATERIAL ADVERSE CHANGE. No change or development, or combination of changes or developments, shall have occurred which would have a Investors Material Adverse Effect.

    (e) CORPORATE ACTION. The Stockholders shall have received from Investors
(i) copies of resolutions of Investors's Board of Directors approving and adopting this Agreement and the transactions contemplated hereby, certified on behalf of Investors by its corporate secretary, and (ii) a certificate of existence and of good standing from the Secretary of State of the State of Texas for Investors dated as of a date not more than ten (10) days prior to the Closing Date.

                                   SECTION 8

                        CONDITIONS TO CLOSING OF COMPANY

    The Company's obligation to sell and issue the Shares at the Closing or at any Subsequent Closing, is at the option of the Company, subject to the fulfillment of the following conditions:

    8.1  REPRESENTATIONS.  The representations made by the Investors in
Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date or the Subsequent Closing Date, as the case may be.

    8.2 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Shares and the Conversion Stock.

    8.3 RESTATED CERTIFICATE. The Certificate of Designation for the Series A Preferred and any amendment to the articles of incorporation consistent with the transactions contemplated by this Agreement shall have been filed with the Secretary of State of the State of Nevada.

                                     C-1-24

                                   SECTION 9

                                 MISCELLANEOUS

    9.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Nevada, without giving effect to the conflicts of laws principles thereof.

    9.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Investor and the closing of the transactions contemplated hereby.

    9.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that the rights of a Investor to purchase Shares shall not be assignable without the written consent of the Company, except that no consent shall be required if such assignment is made to a subsidiary, affiliate, or entity controlled by or in common control by Investor.

    9.4 ENTIRE AGREEMENT; AMENDMENT; NO THIRD-PARTY BENEFICIARIES. This Agreement (including the documents and the instruments referred to herein) (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) except as otherwise provided herein, are not intended to confer upon any person other than the parties hereto and thereto any rights or remedies hereunder or thereunder.

    9.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to a Investor, at such Investor's address as such Investor shall have furnished to the Company in writing, or (b) if to any other holder of any Shares, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investors.

    9.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

    9.7 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.

                                     C-1-25

    9.8 EXPENSES. The Company and the Investors shall each bear their own expenses and legal fees with respect to this Agreement and the transactions contemplated hereby except that, assuming a successful completion of the offering the Company will pay at the initial Closing the reasonable legal fees and reasonable expenses upon receipt of a bill therefor, incurred by one counsel to the Investors.

    9.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

    9.10 SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, so long as the economic or legal substance of the transactions contemplated thereby is not affected in any manner adverse to any party. Upon any such determination, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect original intent of the parties.

    9.11 GENDER. The use of the neuter gender herein shall be deemed to include the masculine and the feminine gender, if the context so requires.

    9.12 SPECIFIC PERFORMANCE. The parties hereto agree that if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, irreparable damage would occur, no adequate remedy at law would exist and damages would be difficult to determine, and that the parties shall be entitled to specific performance of the terms hereof (without the requirement of the posting of any bond or other security), in addition to any other remedy at law or equity.

    9.13 ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

    9.14 COMPANY DISCLOSURE SCHEDULE. Matters reflected on the Company Disclosure Schedule are not necessarily limited to matters required by this Agreement to be reflected therein and the inclusion of such matters shall not be deemed an admission that such matters were required to be reflected the Company Disclosure Schedule. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature. Capitalized terms used in the Company Disclosure Schedule but not otherwise defined therein shall have the respective meanings assigned to such terms in this Agreement.

    9.15 JURISDICTION. The Company and Investors hereby (i) consents to be subject to jurisdiction of the United States District Court for the District of Nevada and the jurisdiction of the courts of the State of Nevada in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court,
(iii) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby in any court other than the United States District Court for the District of Nevada or the courts of the State of Nevada,
(iv) irrevocably waives (A) any objection that it may have or hereafter have to the laying of venue of any such suit, action or proceeding in such court and (B) any claim that any such suit, action or proceeding in any such court has been brought in an inconvenient forum and (v) irrevocably consents to the service of any and all process in any such suit, action or proceeding by the delivery of such process to such party at the address and in the manner provided in the notice provisions hereof.

                                     C-1-26

                                 SIGNATURE PAGE
                                       TO
                         SECURITIES PURCHASE AGREEMENT

    IN WITNESS WHEREOF, the Company has caused this Agreement to be signed by its officer duly authorized as of the date first written above.

                                                       HOMESEEKERS.COM, INCORPORATED
                                                       A Nevada corporation

                                                       By:               /s/ JOHN GIAIMO
                                                            -----------------------------------------
                                                               John Giaimo, Chief Executive Officer
                                                                    Date Signed: June 6, 2001

                                                                        /s/ DENNIS GAUGER
                                                            -----------------------------------------
                                                                             Witness

                                     C-1-27

                                 SIGNATURE PAGE
                                       TO
                         SECURITIES PURCHASE AGREEMENT

    The undersigned hereby executes and delivers the Securities Purchase Agreement (the "Agreement") to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of said Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of said Agreement.

                                               E-HOME.COM, INC. D/B/A HOMEMARK,
                                               A Texas corporation

/s/ EDWARD ROUSH                               By: /s/ JOSEPH HARKER
----------------------------------------       -------------------------------------------
                                               Joseph Harker
                                               Its CEO and President
Witness

                                     C-1-28

                                                                    APPENDIX C-2

                                 LOAN AGREEMENT

    The undersigned, HOMESEEKERS.COM, INCORPORATED, a Nevada corporation (hereinafter called "Borrower") to induce E-HOME.COM, INC. D/B/A HOMEMARK (hereinafter called "Lender") to lend (but only to the extent provided herein and otherwise in accordance with the terms and provisions hereof) sums not exceeding in the aggregate ONE MILLION and 00/100 DOLLARS ($1,000,000.00) (hereinafter called the "Loan"), hereby agree as follows:

    1. LOAN AMOUNT. The principal amount of the Loan shall be a sum not exceeding in the aggregate One Million and 00/100 Dollars ($1,000,000.00). Lender shall make the following advances to the Borrower: $500,000.00 on June 6, 2001 and $500,000.00 on or before June 19, 2001.

    2. LOAN DOCUMENTS. Borrower agrees to execute (and cause to be executed) and deliver to, procure for and deposit with Lender the following (all of which must be in form and substance reasonably acceptable to Lender):

        (a) PROMISSORY NOTE. A Promissory Note (the "Note") executed by Borrower in substantially the form as Exhibit "A" attached hereto and incorporated herein by reference, evidencing the advances pursuant to this Loan, on such terms and bearing such rate of interest as outlined below.

           (i) Borrower agrees to pay accrued interest on the Maturity Date.

           (ii) Borrower agrees to pay principal on the Maturity Date.

          (iii) Interest shall accrue from the date of the Notes at the rate of eight percent (8%) per annum simple interest.

        (b) SECURITY AGREEMENT. Borrower shall execute and deliver to Lender Security Agreements securing the payment of the Notes and Loan in substantially the form as Exhibit "B" attached hereto and incorporated herein by reference.

        (c) OTHER DOCUMENTS. Borrower shall execute such other documents and instruments as Lender may reasonably require:

           (i) to evidence the status, organization or authority of Borrower to enter into, consummate and secure the Loan;

           (ii) to evidence the existence and perfection of a security interest in the collateral.

    3. NOTICE. Any notice or demand required or permitted to be given in connection with the Loan shall be deemed to have been given, delivered and received (whether actually received or not) five (5) days after deposited in any official depository under the regular care and custody of the United States Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the respective parties as follows:


If to Lender:                          E-Home.com, Inc. d/b/a Homemark
                                       17826 Davenport Road, Suite B
                                       Dallas, Texas 75252
                                       Fax: (972) 713-0291

If to Borrower:                        Homeseekers.com Incorporated
                                       6490 S. McCarran Blvd., Suite D-28
                                       Reno, Nevada 89509
                                       Fax: (775) 827-8182

                                     C-2-1

Upon Borrower's compliance with the provisions of Paragraph 2 of this Loan Agreement, Lender shall advance and disburse the first advance of $500,000.00 under Loan.

    4. APPLICATION OF PROCEEDS. Application of the June 6, 2001 advance shall be restricted to meeting the payroll obligations of Borrower for the payroll due to employees on or about June 6, 2001.

    5. MATURITY. All principal and interest under the Note for the June 6, 2001 advance shall be due and payable September 30, 2001 and all principal and interest under the Note for the June 19, 2001 advance shall be immediately due and payable on or before December 31, 2001.

    6. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower warrants, represents, covenants, and agrees as follows:

        (a) Borrower will permit Lender or Lender's representatives at any and all times, to inspect and examine and copy all of Borrower's books and records relating to the Loan and Notes.

        (b) Borrower may not assign or otherwise transfer this Loan Agreement or any right hereunder, and this Loan Agreement shall be binding upon Borrower and the representatives and successors of Borrower.

        (c) Borrower shall use its best efforts to protect and preserve the fiscal integrity of the collateral for this loan and will not do or suffer to be done any act whereby the value of any part of the collateral may be lessened.

    7. SAVINGS CLAUSE. All agreements between Borrower and Lender, whether now existing or hereafter arising, are expressly limited so that in no contingency or event whatsoever, whether by reason of deferment in accordance with this Loan Agreement or advancement of the Loan proceeds, acceleration of maturity of the Loan, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the money to be loaned hereunder or otherwise, or for the performance or payment of any covenant or obligation contained herein or in any other document evidencing, securing or pertaining to the Loan, exceed the maximum permissible under applicable law. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Loan shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the full stated term thereof. The terms and provisions of this Paragraph shall control every other provision of all agreements between Borrower and Lender.

    8. SURVIVAL. All agreements, representations and warranties made in this Loan Agreement and in any other collateral documents evidencing or securing payment of the Note or in any way related thereto shall survive the making of any and all advances hereunder.

                                     C-2-2

    This Loan Agreement is entered into at Reno, Nevada, effective on the 6th day of June, 2001.

                                                       BORROWER:
                                                       HOMESEEKERS.COM, INCORPORATED
                                                       a Nevada Corporation

                                                       By:               /s/ JOHN GIAIMO
                                                            -----------------------------------------
                                                                    Printed Name: John Giaimo
                                                                            TITLE: CEO

                                                       LENDER:
                                                       E-HOME.COM, INC. D/B/A HOMEMARK
                                                       a Texas corporation

                                                       By:             /s/ JOSEPH B. HARKER
                                                            -----------------------------------------
                                                                  Printed Name: Joseph B. Harker
                                                                            TITLE: CEO

                                     C-2-3

                                                                       EXHIBIT A

                                  PROMISSORY NOTE

$500,000.00                      Dallas, Texas                      June 6, 2001

    FOR VALUE RECEIVED, the undersigned, HOMESEEKERS.COM, INCORPORATED, a Nevada corporation ("Maker"), hereby unconditionally promises to pay to the order of E-HOME.COM, INC. D/B/A HOMEMARK, a Texas corporation ("Payee"), at such address holder hereof may designate in writing to Maker, the principal sum of five hundred thousand and no/100s dollars ($500,000.00), bearing simple interest at the rate of eight percent (8%) per annum on any and all amounts from time to time remaining unpaid hereon from the date hereof until maturity, howsoever such maturity may be brought about.

    This Note shall be due and payable as follows: all principal and accrued but unpaid interest shall be due and payable in full in one (1) installment on or before September 30, 2001.

    Payments of principal and interest shall be made in legal and lawful money of the United States of America at the address of Payee.

    It is the intention of Maker and Payee to conform strictly to the usury laws in force in the State of Texas and the United States of America. It is therefore agreed that (i) in the event that the maturity hereof is accelerated by reason of an election by Payee, or if the same is prepaid prior to maturity, all unearned interest, if any, shall be cancelled automatically, or if theretofore paid, shall either be refunded to Maker or credited on the unpaid principal amount of the Note, whichever remedy is chosen by Payee, (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction shall never exceed the maximum amount of interest, nor produce a rate in excess of the maximum rate of interest, which Payee may charge Maker under applicable law and in regard to which Maker may not successfully assert the claim or defense of usury and (iii) if any excess interest is provided for, it shall be deemed a mistake and the same shall either be refunded to Maker or credited on the unpaid principal amount hereof, and this Note shall be automatically deemed reformed so as to permit only the collection of the maximum non-usurious rate and amount of interest allowed by applicable law. All sums paid or agreed to be paid to the holder or holders hereof for the use, forbearance or detention of the indebtedness evidenced hereby shall, to the full extent permitted by applicable law, be amortized, prorated, allocated and spread through the fullest term of this Note.

    If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or other day on which Payee is not open for business in Dallas, Texas such payment shall be made on the next business day on which Payee is open for business.

    In the event of default in the payment of any installment of principal when due hereunder, or upon the occurrence of any event of default under the Security Agreement executed in connection herewith or any document or instrument executed as security for this Note or otherwise in connection herewith, Payee may declare the entirety of this Note, immediately due and payable, and failure on the part of Payee to exercise said option and/or any other of its options, rights and/or remedies shall not constitute a waiver on the part of Payee to exercise the same at any other time.

    Time is of the essence with respect to this Note.

    If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through probate, bankruptcy or other proceedings, or if suit is brought on this Note, Maker promises to pay to Payee reasonable attorneys' fees in addition to all other amounts owing hereunder.

                                     C-2-4

    The indebtedness evidenced by this Note is secured by a certain Security Agreement ("Security Agreement") of even date herewith, executed by Maker in favor of Payee The terms and conditions of the Security Agreement are incorporated herein by reference.

    This Note shall be governed and construed in accordance with the laws of the State of Texas, and, when and where applicable, the laws of the United States of America. In the event any one or more provisions contained herein should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected thereby.

    EXECUTED AND EFFECTIVE the day and year first written above.

                                                       MAKER:
                                                       HOMESEEKERS.COM, INCORPORATED
                                                       a Nevada corporation

                                                       By:
                                                            -----------------------------------------

                                                            Printed Name:
                                                            -----------------------------------------

                                                            Title:
                                                            -----------------------------------------

                                     C-2-5

                                                                       EXHIBIT B

                   SECURITY AGREEMENT AND FINANCING STATEMENT

    This SECURITY AGREEMENT AND FINANCING STATEMENT (the "Security Agreement"), is executed to be effective as of the 6th day of June, 2001, by and between E-HOME.COM, INC. D/B/A HOMEMARK, a Texas corporation (hereinafter referred to as the "Secured Party"), and HOMESEEKERS.COM, INCORPORATED, a Nevada corporation (hereinafter referred to as the "Secured Party").

                                P R E M I S E S:

    WHEREAS, Debtor has requested that Secured Party extend credit to and loan Debtor pursuant to a Loan Agreement the amount of $500,000 (the "Indebtedness"); and

    WHEREAS, Secured Party is willing to extend credit to Debtor and make the loan upon the terms and conditions as may be agreed and set forth from time to time (hereinafter together with any and all amendments, modifications and supplements thereto and thereof this arrangement is referred to as the "Credit Agreement");

    WHEREAS, Debtor will benefit materially from Secured Party's extension of credit as contemplated by the Credit Agreement; and

    WHEREAS, the Credit Agreement requires, among other things, as a condition to the effectiveness thereof that this Security Agreement be in effect, pursuant to which Debtor, shall grant Creditor a security interest in certain properties of Debtor.

                               A G R E E M E N T:

    NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged and confessed, the parties hereto hereby agree as follows:

    1. DEFINITIONS. The capitalized terms used herein shall have the meanings respectively ascribed to each of said terms hereinbelow:

    "COLLATERAL" shall mean the Security and all other personal property of Debtor in which Secured Party otherwise has a security interest.

    "CREDIT AGREEMENT" shall have the meaning ascribed to it in the opening recitals hereof.

    "DEBTOR" shall have the meaning ascribed to it in the opening recitals hereof.

    "DOCUMENTS" shall mean all documents, instruments and chattel paper of every nature, whether now existing or hereafter acquired or created, and shall include, in any event, all documents within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction.

    "EVENT OF DEFAULT" shall have the meaning ascribed to it in SECTION 14(e) of this Security Agreement.

    "INSURANCE POLICIES" shall mean all policies of insurance of every kind and nature, whether the same are presently existing or are hereafter acquired, including, without limitation, all claims or rights to payment and proceeds heretofore or hereafter arising from such policies with respect to any of the Collateral.

    "LOAN DOCUMENTS" shall mean invoices, statements of account, work orders, this Security Agreement and any and all other documents and instruments related thereto or executed as security for

                                     C-2-6
the indebtedness governed thereby or otherwise in connection therewith, as each of said documents and instruments may be amended, modified or supplemented from time to time.

    "PROCEEDS" shall mean (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor, from time to time in connection with the requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and (iv) shall include, in any event, all proceeds within the meaning of the Uniform Commercial Code in effect in any applicable jurisdiction.

    "RECORDS" shall mean all books, correspondence, credit files, records and other documents, whether presently existing or hereafter acquired or created, including, without limitation, all computer programs, computer tapes, cards, and other paper and documents in the possession or control of Debtor or in the possession or control of any affiliate or computer service bureau relating specifically to the Collateral.

    "SECURED OBLIGATIONS" shall have the meaning ascribed to it in SECTION 2 of this Security Agreement; it being expressly agreed and understood that without in any way whatsoever limiting the generality of such definition contained in said SECTION 2, Secured Obligations shall include, as of any date, (i) the unpaid principal of and accrued interest on the Indebtedness governed by the Credit Agreement and (ii) expenses and charges (including, without limitation, indemnification or reimbursement obligation and attorneys' fees) arising under the Credit Agreement, this Security Agreement and/or any other of the Loan Documents.

    "SECURED PARTY" shall have the meaning ascribed to it in the opening recitals hereof.

    "SECURITY" has the meaning assigned in SECTION 2 of this Security Agreement.

    2. GRANT OF SECURITY INTEREST. As security for the prompt and complete payment, performance and discharge of all indebtedness and covenants, conditions, agreements and other obligations of Debtor to Secured Party (hereinafter collectively called the "Secured Obligations"), including, but not limited to, all such indebtedness (including principal, interest and expenses and costs), covenants, conditions, agreements and other obligations under or by reason of the Indebtedness, the Credit Agreement, this Security Agreement and/or any and all other Loan Documents or obligations of Debtor to Secured Party, Debtor hereby assigns and pledges to Secured Party, and grants to Secured Party a security interest in the following: (all of which are hereinafter collectively called the "Security"):

       (a) all Personal Property of Debtor wherever located.

       (b) all Documents;

       (c) all Insurance Policies;

       (d) all additions, accessions, accessories, enlargements, substitutions and replacements to and of each and every of the foregoing; and

       (e) all Proceeds and products of any and/or all of the foregoing.

                                     C-2-7

    3. REPRESENTATIONS AND WARRANTIES. Debtor does hereby warrant and represent to Secured Party as follows:

       (a) Debtor has full power and authority to enter into this Security Agreement and to grant to Secured Party the assignments, liens, pledges and security interests contained herein;

       (b) Debtor is, or in the case only of items hereinafter acquired comprising part of the Collateral will be, the legal and equitable owner of each item of Collateral;

       (c) The security interest granted by this Security Agreement will be, subject to prior security interests, liens, charges, right of setoff, restriction, charge, and many of such items has been previously assigned, pledged, or otherwise encumbered by the granting of a security interest in favor of other parties, all of which Secured Party acknowledges and accepts;

       (d) None of the Collateral is affixed to nor will become affixed to real estate nor is any of the Collateral a fixture nor will any of the Collateral become a fixture.

    4. FUTURE ASSURANCES. Debtor agrees to execute and deliver, immediately upon the request of Secured Party, all such further assurances, assignments, financing statements and other documents and writings and to do all such further acts and things as Secured Party may from time to time require to protect, assure defend and/or enforce its interests, rights and remedies created by, provided in or emanating from this Security Agreement and to collect the Collateral, all at Debtor's sole cost and expense.

    5. LOCATIONS. Without the express prior written consent of Secured Party, Debtor shall not remove any item comprising the security outside the states in which they are located.

    6. USE. Debtor hereby agrees that it shall not misuse, abuse, waste or allow to deteriorate, except for the ordinary wear and tear of its intended primary use, if applicable, any item compromising the Collateral nor allow or permit the same to be misused, abused, wasted or to deteriorate, except for the ordinary wear and tear of its intended primary use, if applicable. Nor shall Debtor use any item comprising the Collateral, or permit the use thereof, in violation of any applicable law nor of any term or provision of the Credit Agreement. Debtor further agrees that it shall not permit the Collateral to become attached to any real property or to become a fixture.

    7. INSURANCE. Debtor shall insure the Collateral with companies acceptable to Secured Party against such casualties and in such amounts as Secured Party shall require. All insurance policies shall name Secured Party as its interests may appear as loss payee and such policies evidencing same shall be furnished to Secured Party. All insurance policies shall provide for written notice to Secured Party at least thirty (30) days prior to cancellation.

    8. PARTIES LIABLE ON COLLATERAL. Debtor will preserve the liability of all account debtors and other persons liable with respect to any of the collateral and will preserve the priority of all security therefor. Secured Party shall have no duty to preserve such liability or security, but may do so at the expense of Debtor.

    9. OTHER ENCUMBRANCES. Except as otherwise acknowledge by Secured Party that prior security interests exist on much of the Collateral, Debtor shall attempt to maintain the Collateral free from any security interest, lien, charge, encumbrance or other charge adverse to Secured Party, whether superior or inferior, and shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party.

    10. DISCHARGE OF TAXES, LIENS, ETC. BY SECURED PARTY. At its sole option, Secured Party may discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on any item comprising the Collateral, may pay for insurance thereon and may pay for the maintenance and

                                     C-2-8
preservation thereof, and Debtor agrees to reimburse Secured Party pursuant to the foregoing authorization, plus interest thereon at the rate specified in
Section 12 of this Security Agreement.

    11. POWER OF ATTORNEY. Debtor hereby appoints Secured Party as its agent and attorney-in-fact with full power in Debtor's name and behalf to do each and every act and thing which Debtor may or is required to do under this Agreement; however, Secured Party shall in no event be required to take any action whatsoever hereunder. Without limiting the generality of the foregoing, Secured Party may execute, sign, endorse, transfer or deliver in the name of Debtor or otherwise notes, checks, drafts and/ or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents appropriate to evidence, perfect or realize upon the security interest and obligations created by this Security Agreement.

    12.  SECURED PARTY'S RIGHTS AND REMEDIES.

    (a) (i) Secured Party may at any time, notify any one or more of the account debtors of Debtor and other persons whose obligations to Debtor have been assigned, or in which Secured Party is granted a security interest, hereunder and any other party Secured Party deems appropriate of this Security Agreement, of the security interests and assignments contained herein, and that payments under such obligations or in respect thereof shall be made directly to Secured Party and/or to a lock box designated by Secured Party. If requested by Secured Party, debtor will so notify such account debtors and other persons. Secured Party may in its own name or in the name of Debtor communicate with such account debtors and other persons.

    Secured Party shall also have the right at any time to collect any money or property attributable to the interests of Debtor in the Collateral and to enforce, whether judicially or non-judicially, any and all of Debtor's rights and remedies respecting such money or property and to apply the same and/or the proceeds thereof as security for or in reduction of the Secured Obligations. The foregoing notwithstanding and without in any way limiting the generality of the provisions of this Security Agreement, Debtor and Secured Party agree that Secured Party shall not be liable in the collection of any such money or property, except that Secured Party shall be obligated to apply the same as and when received for the account of Debtor and/or as security for or in reduction of the Secured Obligations, and it shall not be obligatory upon Secured Party to file suit or take other action to enforce any rights of Debtor hereby assigned or in which Secured Party is granted a security interest hereunder, unless Secured Party is requested so to do by Debtor and unless and until Secured Party is, to its satisfaction, indemnified by Debtor against costs of court, attorney's fees, other expenses of collection and any and all other exposure of Secured Party in connection therewith. If pursuant to the terms hereof Secured Party obtains possession of any property, including money, and the same is held as security for the Secured Obligations, same shall be deemed part of the Collateral and subject to the terms hereof.

    (ii) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Secured Party, shall be segregated from all other funds of Debtor and shall, forthwith upon receipt by Debtor, be turned over to the Secured Party, in the same form as received by Debtor (duly endorsed to Secured Party, if appropriate), and Secured Party shall apply the same as security for, or in reduction of, the Secured Obligations. Debtor further agrees that upon the request of Secured Party, Debtor will deposit, immediately upon receipt and in the form received, and properly endorsed all payments received on the Collateral in a special account with and designated by Secured Party. Any funds in such account shall be applied by Secured Party as security for, or in reduction of, the Secured Obligations.

    (b) Upon the occurrence of an Event of Default and at any time thereafter, Secured Party, without in any way whatsoever waiving such Event of Default, may, at its sole option, take possession of any one or more items comprising the Collateral (of which it does not previously have possession) and have, hold, manage, lease, and/or operate, the same on such terms and for such period of time as

                                     C-2-9

Secured Party may deem proper; and further may collect and receive all rents, issues, products, proceeds and profits therefrom, with full power to make from time to time all alterations, renovations, repairs and replacements thereto and thereof as may seem appropriate to Secured Party, and to apply such rents, issues, products, proceeds and profits to the payment of (1) the cost of all such alterations, renovations, repairs and replacements and expenses incident to taking and retaining possession of such one or more items of Security and the management and operation thereof and/or the discharge of all taxes, charges, claims, assessments and any other encumbrances which may exist thereon and the cost of keeping said property insured together with interest thereon at the lesser of eighteen percent (18%) or the highest nonusurious rate of interest allowed by applicable law or (2) the Secured Obligations together with all costs and attorneys fees, all in such order of priority as to any of such items as Secured Party in its discretion may determine, any statute, law, custom or use to the contrary notwithstanding.

    (c) Upon the occurrence of an Event of Default and at any time thereafter, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Security Agreement, all rights and remedies of a secured party under the Uniform Commercial Code as in effect in any jurisdiction in which any of the Collateral may at the time be located and all rights and remedies which Secured Party may have pursuant to the terms of the Credit Agreement. Without limiting the generality of the foregoing, Debtor hereby expressly agrees that in any such event, Secured Party, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Debtor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and/or realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease assign, give option or options to purchase, or sell or otherwise dispose of and deliver the Collateral, or any part thereof, (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Secured Party's offices or elsewhere at such prices as Secured Party may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon such public sale or sales, and to the fullest extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor, which right is hereby expressly waived and released. Debtor further agrees, at the request of Secured Party, to assemble the Collateral, and to make it available to Secured Party at places which Secured Party shall reasonably select, whether at Debtor's premises or elsewhere. Secured Party shall apply the net proceeds, if any, of any such collection, recovery, receipt, appropriation, realization or sale, to the payment of the Secured Obligations. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Secured Party arising out of the repossession, retention or sale of the Collateral. Debtor agrees that Secured Party need not give more than 10 days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at its address determined pursuant to SECTION 14 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters; provided however, no notification need be given to Debtor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. Secured Party shall not be liable for any depreciation in the value of the Collateral or any part thereof.

    (d) Debtor hereby expressly waives grace, notice, demand, presentment, protest, notice of protest, notice of intention to accelerate, notice of acceleration and all other notice of any kind whatsoever, in connection with this Security Agreement and the Collateral, or any part thereof, to the fullest extent permitted by applicable law.

    (e) The following events, acts or occurrences shall constitute "Events of Default" hereunder:

        (i) The Debtor shall default in the payment of its obligations to Secured Party pursuant to the Credit Agreement; or

                                     C-2-10

        (ii) The Debtor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under the Credit Agreement; or

       (iii) The Debtor shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed hereunder (and not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) days after the earlier of the date on which (a) the Debtor knows or reasonably should have known thereof, or (b) the Secured Party has given the Debtor notice thereof; or

        (iv) Either (a) the Debtor or any of its Subsidiaries shall become insolvent or generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of an involuntary petition filed against it in any bankruptcy, insolvency or similar proceeding, or shall be adjudicated bankruptcy or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment or, a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business; or (b) an order for relief is entered against the Debtor or any of its Subsidiaries; or (c) corporate action shall be taken by the Debtor or any of its Subsidiaries for the purpose of effectuating any of the foregoing; or

        (v) Involuntary proceedings or an involuntary petition shall be commenced or filed against the Debtor or any of its Subsidiaries under any bankruptcy, insolvency or similar law or seeking the dissolution or reorganization of the Debtor or any of its Subsidiaries or the appointment of a receiver, trustee, custodian or liquidator for the Debtor or any of its Subsidiaries or of a substantial part of the property, assets or business of the Debtor or any of its Subsidiaries, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property assets or business of the Debtor or any of its Subsidiaries, and such proceedings or petition shall not be dismissed or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within thirty (30) days after commencement, filing or levy, as the case may be; or

    13. NOTICES. Except where telephone instructions or notices are authorized hereby to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by courier (with messenger delivery specified in the case of a telegram), nationally recognized overnight delivery service, or by telecopier. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties hereto at their respective addresses (or to their

                                     C-2-11
respective telecopier numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below:


If to Secured Party:                   E-Home.com, Inc. d/b/a Homemark
                                       17826 Davenport Road, Suite B
                                       Dallas, Texas 75252
                                       Fax: (972) 713-0291

If to Debtor:                          HomeSeekers.com, Incorporated
                                       6490 S. McCarran Blvd., Suite D-28
                                       Reno, Nevada 89509
                                       Fax: (775) 827-8182

    All written notices, demands, instructions and other communications hereunder shall be deemed to have been given and received (i) if mailed, four Business Days after deposit with the United States Postal Service in the manner set forth above or when receipted for at the address set forth above for the Person to whom it is sent, whichever is earlier or (ii) if given by any other method, when received.

    14. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

    15. NO WAIVER; CUMULATIVE REMEDIES. Secured Party shall not by any act, delay, omission, indulgence, release of security, release of any person (including any endorser, guarantor or surety), or otherwise be deemed to have waived any of its rights or remedies hereunder or available to Secured Party at law or equity or otherwise, and no waiver shall be valid unless in writing, signed by Secured Party, and then only to the extent therein set forth. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not construed as a bar to any right or remedy which Secured Party would otherwise have had on any future occasion. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege or at law hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights, remedies, powers and recourses hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights, remedies, powers and recourses provided by law or elsewhere granted to Secured Party, such that this Security Agreement is made and accepted without prejudice to any of the rights remedies, powers and recourses possessed by Secured Party. Further, the right of Secured Party to collect the indebtedness secured hereby and to enforce any other security therefor may be exercised by Secured Party either prior to, simultaneous with, or subsequent to any action taken by it hereunder.

    16. WAIVERS; AMENDMENTS. None of the terms and provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing executed by the parties hereto.

    17. LIMITATION BY LAW. All rights, remedies, powers and resources provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all such provisions are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Security Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

    18. WAIVER OF MARSHALLING. All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by Debtor.

                                     C-2-12

    19. SECURITY AGREEMENT AS FINANCING STATEMENT. Secured Party is authorized to file this Security Agreement or a photocopy hereof as a financing statement with respect to any one or more items comprising the Collateral.

    20.  NOTICE OF CHANGES, ETC.  Debtor will notify Secured Party immediately
(i) of any material change in the Collateral, (ii) of a change in Debtor's chief place of business and (iii) of the occurrence of any Event of Default.

    21. SUCCESSORS AND ASSIGNS. Secured Party may assign this Security Agreement and its rights hereunder and/or the indebtedness secured hereby from time to time. Further, this Security Agreement shall be binding upon Debtor and its successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns; provided, however, (i) that the foregoing shall not imply or be construed to imply that Debtor may dispose of any item comprising the Collateral except as specifically allowed in the Credit Agreement and (ii) that nothing contained herein, the Credit Agreement, any other of the Loan Documents or elsewhere is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect of any of the foregoing documents or the Collateral or any part thereof.

    22. APPLICABLE LAW. This Security Agreement shall be governed by, and be construed and interpreted in accordance with, the laws of the State of Texas in force at the date of this instrument, except as required by mandatory provisions of law and except to the extent that remedies provided under the laws of any state other than Texas are governed by the laws of such state.

    23. GENDER. Where appropriate, the use of one gender shall be construed as the others or any of them; and the singular number shall be construed to include the plural and vice versa.

    24. COUNTERPARTS. This Security Agreement may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such counterparts shall constitute but one and the same instrument.

    IN WITNESS WHEREOF, Debtor and Secured Party have caused this Security Agreement and Financing Statement to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                                       DEBTOR:
                                                       HOMESEEKERS.COM, INCORPORATED
                                                       a Nevada company

                                                       By:
                                                            -----------------------------------------
                                                            Printed Name:
                                                            -----------------------------
                                                            TITLE:
                                                            -------------------------------------

                                                       E-Home.com, Inc. d/b/a Homemark
                                                       a Texas corporation

                                                       By:
                                                            -----------------------------------------
                                                            Printed Name:
                                                            -----------------------------
                                                            Title:
                                                            -------------------------------------

                                     C-2-13

                         HOMESEEKERS.COM, INCORPORATED
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
       FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD AUGUST 30, 2001

     The undersigned hereby (1) acknowledges receipt of the Notice of Special Meeting of Stockholders of HomeSeekers.com, Incorporated ("HomeSeekers") to be held at company offices located at 2800 Saturn Street, Suite 200, Brea, California, on Thursday, August 30, 2001 at 10:00 a.m., Pacific Time, and
(2) constitutes and appoints John Giaimo and Dennis Gauger, and each of them, attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act in accordance with the instructions set forth on the reverse side with respect to, all of the shares of Common Stock of HomeSeekers standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act at that meeting and at any meetings to which that meeting is adjourned. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

     You are encouraged to specify your choices by marking the appropriate boxes (SEE REVERSE SIDE), but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. If no specification is made this Proxy will be voted "FOR" the proposal. Your shares cannot be voted unless you sign and return this card.

[LOGO]                                 VOTE BY MAIL -
                                       Mark, sign, and date your proxy card and
C/O PROXY SERVICES                     return it in the postage-paid envelope we
P.O. BOX 9112                          have provided or return it to
FARMINGDALE, NY 11735                  HomeSeekers.com, Incorporated, c/o ADP,
                                       51 Mercedes Way, Edgewood, NY 11717.







TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                    HOME01             KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
------------------------------------------------------------------------------------------------------------------------------------
HOMESEEKERS.COM, INCORPORATED


PROPOSAL

                                                                                       FOR  AGAINST  ABSTAIN
To approve the amendment to the Company's Restated Articles of Incorporation           / /    / /      / /
to increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 200,000,000.



     Only stockholders of record at the close of business on July 18, 2001 are entitled to notice of, and to vote at, the Special Meeting and any postponement or adjournment thereof.



---------------------------------------------------------          -------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)       DATE                      Signature (Joint Owners)         DATE
------------------------------------------------------------------------------------------------------------------------------------
